                                                                   EXHIBIT 10.13

                                                  EXECUTION COPY:  July 21, 1994

- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------



                             FIDELITY FEDERAL BANK,
                                     Seller

                                      and

             INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION,
            FARALLON CAPITAL PARTNERS, L.P., TINICUM PARTNERS, L.P.
                        AND ESSEX MANAGEMENT CORPORATION
                                   Purchaser


                  LOAN AND REO PURCHASE AGREEMENT (SECONDARY)
                           Dated as of July 21, 1994



- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I        DEFINITIONS...............................................  1

     Section 1.01    Defined Terms.........................................  1

ARTICLE II       SALE AND CONVEYANCE OF ASSETS.............................  8

Section 2.01         Purchase and Sale of Assets...........................  8
Section 2.02         Servicing.............................................  9
Section 2.03         Delivery of Mortgage Loan Assets......................  9
Section 2.04         Delivery of REO Assets................................ 10
Section 2.05         Recordation of Assignments and Deeds; Transfer Taxes.. 11
Section 2.06         Risk of Loss; Insurance............................... 12
Section 2.07         Allocation of Mortgage Loan Payments.................. 12
Section 2.08         Escrow Balances....................................... 13
Section 2.09         Apportionments........................................ 13
Section 2.10         Payment of Expenses................................... 15
Section 2.11         Legal Proceedings..................................... 15
Section 2.12         Unreimbursed Advances................................. 16
Section 2.13         Pending Loan Modifications............................ 16
Section 2.14         Delinquent Real Estate Taxes and Assessments.......... 16
Section 2.15         Continuing Cooperation; Subsequent Documentation...... 16

ARTICLE III      REPRESENTATIONS AND WARRANTIES OF THE SELLER.............. 17

Section 3.01         General Representations and Warranties of the Seller.. 17
Section 3.02         Representations and Warranties as to the Mortgage
                     Loans................................................. 18
Section 3.03         Representations and Warranties as to the REO
                     Properties............................................ 20

ARTICLE IV       REPRESENTATIONS, WARRANTIES AND COVENANTS OF
                 THE PURCHASER............................................. 21

Section 4.01         Representations and Warranties of the Purchaser....... 21

ARTICLE V        SPECIAL REPRESENTATIONS, WARRANTIES AND COVENANTS
                 CONCERNING STRUCTURAL DEFECTS AND ENVIRONMENTAL HAZARDS;
                 REMEDIES.................................................. 24

Section 5.01         Structural Defects.................................... 24
Section 5.02         Environmental Hazards................................. 24
Section 5.03         Certificate of Structural Defect...................... 25
Section 5.04         Certificate of Environmental Hazard................... 25
Section 5.05         Limitations........................................... 25


                  Loan and REO Purchase Agreement (Secondary)

                                                                            Page
                                                                            ----
Section 5.06         Seller's Options...................................... 26
Section 5.07         Environmental Risks................................... 27
Section 5.08         Purchaser's Release of Seller......................... 27

ARTICLE VI       REMEDIES.................................................. 28

Section 6.01         Breach of the Seller's Representations and Warranties;
                     Non-delivery of Documents; Cure; Repurchase........... 28
Section 6.02         Termination of the Seller's Obligation to Repurchase.. 28

Section 6.03         Transfer of Mortgage Loan Asset and Mortgage Loan File
                     Upon Repurchase....................................... 29
Section 6.04         Transfer of REO Asset Upon Repurchase................. 30
Section 6.05         Risk of Loss.......................................... 30
Section 6.06         Breach of the Purchaser's Representations and
                     Warranties............................................ 30
Section 6.07         Distribution of Deposit and Remedies if No Closing.... 31

ARTICLE VII      CONDITIONS PRECEDENT...................................... 32

Section 7.01         Conditions Precedent To Be Performed by the Seller.... 32
Section 7.02         Conditions Precedent To Be Performed by the Purchaser. 33
Section 7.03         Additional Condition Precedent........................ 33

ARTICLE VIII     MISCELLANEOUS PROVISIONS.................................. 34

Section 8.01         Governing Law; Jurisdiction; Consent to
                     Service of Process.................................... 34
Section 8.02         Hart-Scott-Rodino..................................... 34
Section 8.03         Confidentiality....................................... 34
Section 8.04         Broker's Fees......................................... 34
Section 8.05         Notices............................................... 34
Section 8.06         Severability of Provisions............................ 36
Section 8.07         Schedules and Exhibits................................ 36
Section 8.08         Waivers and Amendments................................ 36
Section 8.09         No Third Party Rights................................. 36
Section 8.10         Successors and Assigns................................ 36
Section 8.11         Captions.............................................. 36
Section 8.12         Counterparts.......................................... 37
Section 8.13         Entire Agreement...................................... 37
Section 8.14         No Merger............................................. 37
Section 8.15         Attorneys Fees........................................ 37
Section 8.16         Obligations of the Purchaser.......................... 37


                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------


                                                                            Page
                                                                            ----
SCHEDULES
- - ---------

Schedule 1.01-A       Allocated Price Schedule
Schedule 1.01-B       Mortgage Loan Schedule
Schedule 1.01-C       Pending Loan Modification Schedule
Schedule 1.01-D       REO Property Schedule
Schedule 2.07(a)(ii)  Earthquake Deferrals
Schedule 3.01(iv)     Litigation

EXHIBITS
- - --------

Exhibit 1.01-A        Form of Assignment of Intangible Personal Property
Exhibit 1.01-B        Form of Bill of Sale

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

                  LOAN AND REO PURCHASE AGREEMENT (SECONDARY)

          THIS LOAN AND REO PURCHASE AGREEMENT (SECONDARY) (this "Agreement"),
                                                                  ---------
dated as of July 21, 1994, is executed by and between Fidelity Federal Bank, a Federal Savings Bank (the "Seller"), and INTERNATIONALE NEDERLANDEN (U.S.)
                           ------
CAPITAL CORPORATION, FARALLON CAPITAL PARTNERS, L.P., TINICUM PARTNERS, L.P. AND ESSEX MANAGEMENT CORPORATION (collectively, the "Purchaser").
                                                 ---------

          WHEREAS, the Seller owns certain Mortgage Loan Assets (as defined herein) and REO Assets (as defined herein); and

          WHEREAS, the Purchaser desires to purchase and the Seller desires to sell such Mortgage Loan Assets and REO Assets and related rights and assets;

          NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Purchaser and the Seller agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Section 1.01  Defined Terms.
                        -------------

          Whenever used in this Agreement, the following words and phrases shall have the following meaning specified in this Article and shall apply to the singular and plural forms:

          "Agreement" means this Loan and REO Purchase Agreement including the
           ---------
schedules and exhibits hereto and all amendments hereof and supplements hereto.

          "Allocated Price" means, as to each Mortgage Loan Asset and each REO
           ---------------
Asset, the portion of the Purchase Price attributed to the Mortgage Loan Asset and REO Asset as set forth on the Allocated Price Schedule provided by the Purchaser on or prior to the Bid Date and attached hereto as Schedule 1.01-A.
                                                             ---------------

          "ALTA" means the American Land Title Association.
           ----

          "Apportionment Amount" shall have the meaning set forth in Section
           --------------------
2.09.

          "Appraised Value" means with respect to any REO Property or Mortgaged
           ---------------
Property, the value of such REO Property or Mortgaged Property based upon the most recent appraisal thereof contained in the Investors' Review File.

          "Assets" means the Mortgage Loan Assets and the REO Assets.
           ------

          "Assignment" means an assignment of a Mortgage or equivalent
           ----------
instrument in recordable form sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the related Mortgage Loan Asset.

          "Assignment of Intangible Personal Property" means an Assignment of
           ------------------------------------------
Intangible Personal Property substantially in the form of Exhibit 1.01-A hereto.
                                                          --------------

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

          "Balance Purchase Price" shall be an amount equal to the Purchase
           ----------------------
Price minus the Deposit.
      -----

          "Bid Date" means July 8, 1994.
           --------

          "Bid Information Date" means July 5, 1994.
           --------------------

          "Bill of Sale" means a Bill of Sale substantially in the form of
           ------------
Exhibit 1.01-B hereto.
- - --------------

          "Business Day" means any day other than (i) a Saturday or Sunday, or
           ------------
(ii) a day on which banking or savings and loan institutions in the State of California are authorized or obligated by law or executive order to be closed.

          "Claims" shall have the meaning set forth in Section 5.08.
           ------

          "Closing" means the closing of the purchase and sale of the Assets
           -------
hereunder, as provided in Section 2.01.

          "Closing Date" shall have the meaning set forth in Section 2.01.
           ------------

          "Condominium Association" means the condominium
           -----------------------
association that is responsible for the operation of a Condominium Project.

          "Condominium Loan" means any Mortgage Loan that is secured by a
           ----------------
Mortgage on a Condominium Unit and identified on the Mortgage Loan Schedule.

          "Condominium Project," with respect to a Condominium Unit or REO
           -------------------
Condominium Unit, means all real property owned by a Condominium Association and the individual owners of the separate units including the land, the separate units and all common elements.

          "Condominium Unit" means each specific unit in a Condominium Project
           ----------------
identified on the Mortgage Loan Schedule or the REO Property Schedule.

          "Cure Estimate" shall have the meaning set forth in Sections 5.03 or
           -------------
5.04, as applicable.

          "Cure Threshold" means the greater of five percent (5%) of the
           --------------
Allocated Price of the related Asset and $40,000.

          "Cut-off Date" means May 31, 1994.
           ------------

          "Deeds" shall have the meaning set forth in Section 2.04.
           -----

          "Deposit" means $2,956,832 that the Purchaser delivered to the Deposit
           -------
Escrow Agent on July 11, 1994 pursuant to Section 2.01. "Deposit" also includes interest on the Deposit from the date of receipt by the Deposit Escrow Agent to, but not including, the Closing Date, as provided in Section 2.01.

          "Deposit Escrow Agent" means Morgan Guaranty Trust Company of New
           --------------------
York.


                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

          "Deposit Escrow Agreement" means the Deposit Escrow Agreement dated as of the date of this Agreement, by and among the Purchaser, the Seller and the Deposit Escrow Agent.

          "Deviation Amount" shall have the meaning set forth in Section 2.09.
           ----------------

          "Engineering Structural Report" means a report prepared at the request
           -----------------------------
of the Seller, included in the Investors' Review File prior to the Bid Date, reporting the results of an inspection of a Property in an area affected by the Northridge Earthquake, made by a structural engineer after the Northridge Earthquake.

          "Environmental Hazard" means any condition on a Property by reason of
           --------------------
which the Property is not in substantial compliance with a federal, state, or local law, ordinance or regulation or any court judgment applicable to the Mortgagor or the Property relating to industrial hygiene or to environmental conditions including, but not limited to, those relating to the release, emission or discharge of substances defined therein as hazardous.

          "Escrow Advance" means the funds advanced by the Seller on behalf of
           --------------
the Mortgagor for taxes and insurance premiums, water rates, mortgage insurance premiums, ground rents, assessments for common charges, Condominium Association dues, security, key or other deposits, capital improvements or other similar payments that have not been reimbursed by such Mortgagor.

          "Escrow Agent" means North American Title Company or such other escrow
           ------------
agent as may be appointed by the mutual agreement of the Seller and the Purchaser to assist the Closing.

          "Escrow Balance" means the positive balance of funds held by the
           --------------
Seller or held in escrow pursuant to any Mortgage for impounds for taxes and insurance premiums, water rates, mortgage insurance premiums, ground rents, assessments for common charges, Condominium Association dues, security, key or other deposits, funds reserved for capital improvements or other similar payments.

          "Estimated Apportionment Amount" shall have the meaning set forth in
           ------------------------------
Section 2.09.

          "Insured Loss" means any condemnation (or the initiation of
           ------------
proceedings therefor) that is not a Material Loss and any casualty loss that is not a Material Loss and against which the Seller (or the Purchaser for the purposes of Section 6.05) has valid insurance coverage.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as
           ---------------------
amended from time to time, or any successor statute, and the regulations promulgated and the rulings issued thereunder.

          "Investors' Review File" means, as to each Mortgage Loan or REO
           ----------------------
Property the information contained in the files made available to the Purchaser's representatives at the Seller's offices located at 700 North Central Avenue, Glendale, California, together with all supplementary information made available to the Purchaser at the Seller's offices or directly to the Purchaser on or before the Bid Information Date, which consists of some or all of the following with respect to a particular Asset: (a) the Loan Documents; (b) any physical inspection report concerning the related Property; (c) any Engineering Structural Report concerning the related Property; (d) any title updates, current rent rolls, current operating statements, appraisals and similar materials prepared for presentation to investors; and (e) the Confidential Portfolio Information Package dated May 26, 1994 provided to the Purchaser and any amendments, appendices or supplements thereto provided

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------
to the Purchaser. The information regarding each Mortgage Loan and REO Property contained in the magnetic tapes delivered to the Purchaser shall also be deemed to be part of the Investors' Review File with respect to such Mortgage Loan or REO Property described therein. Information given to an individual investor in response to an inquiry from that investor is not part of the Investors' Review File.

          "Loan Documents" means the Mortgage Note, the Mortgage and any and all
           --------------
other agreements, certificates, documents or instruments in the Seller's possession or under its control relating to the origination, closing and modification of a Mortgage Loan, including without limitation any related security agreement, UCC financing statement, guaranty, letter of credit, pledge, loan agreement or other instrument creating a security interest in, and lien upon, real and/or personal property; any Participation Agreements, assumption agreements, modification agreements, appraisals, guarantees, insurance certificates, borrower estoppel certifications and subordination agreements for leases, financial and/or operating statements, credit reports, lender's title insurance policy, engineering reports, soil reports, environmental assessment reports and architect's certificate. The Loan Documents may be original documents or copies thereof, whether by photocopy, microfiche, microfilm or on diskette. Loan Documents does not include duplicate materials, correspondence not material to an evaluation of the Assets, internal reports, or any privileged attorney-client communications.

          "Material Loss" means a casualty loss with respect to a Property of
           -------------
more than twenty-five percent (25%) of its Appraised Value on the Cut-off Date, or a condemnation (or the initiation of proceedings therefor) of more than 25% of the Premises of a Property or that substantially impairs (or would impair) the ability to use the Premises of a Property for its intended purpose, whether or not the Seller has insurance against such casualty or condemnation, or any material casualty loss with respect to a Property against which the Seller does not have insurance.

          "Mortgage" means the mortgage, deed of trust or other instrument
           --------
creating a lien on improved real property (including without limitation a Condominium Unit) securing a Mortgage Note.

          "Mortgage Loan" means any individual Mortgage Loan that is secured by
           -------------
a Mortgage, including without limitation a Condominium Loan, and that is identified on the Mortgage Loan Schedule, provided, however, that the Seller may
                                          --------  -------
take title to a Mortgaged Property subject to a Mortgage Loan identified on the Mortgage Loan Schedule prior to the Closing Date, in which case such Mortgaged Property shall constitute REO Property under this Agreement.

          "Mortgage Loan Assets" means the Mortgage Loans, Mortgage Notes and
           --------------------
Mortgages.

          "Mortgage Loan Principal Balance of Record" means, with respect to any
           -----------------------------------------
Mortgage Loan, the unpaid principal balance as of the Cut-off Date, after giving effect to all payments of principal received on or before the Cut-off Date and applied as provided in this Agreement.

          "Mortgage Loan Schedule" means the list of Mortgage Loans subject to
           ----------------------
this Agreement and identified on Schedule 1.01-A attached hereto, which schedule
                                 ---------------
sets forth the following information with respect to each Mortgage Loan as of the Cut-off Date:

                   (i)  the Mortgage Loan identifying number;

                  (ii)  the name of the Mortgagor;

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

                 (iii) the street address and unit number, if any, of the Property including state and zip code;

                  (iv)  the type of real property constituting the Property;

                   (v)  the Mortgage Loan Principal Balance of Record;

                  (vi)  the original principal balance of the Mortgage Loan;

                 (vii)  the stated maturity date;

                (viii)  any Unapplied Funds as of the Cut-off Date;

                  (ix)  any unreimbursed servicing advances;

                   (x)  the due date of the next payment;

                  (xi) a code indicating whether the Mortgage Loan bears interest at a fixed or adjustable rate of interest;

                 (xii)  the monthly payment amounts; and

                (xiii)  the amount of any impound account.

          "Mortgage Note"  means the note or other evidence of the indebtedness
           -------------
under a Mortgage Loan.

          "Mortgaged Property" means the underlying real property that secures a
           ------------------
Mortgage.

          "Mortgagor" means one or more Persons who are the current and
           ---------
unreleased obligor or obligors on a Mortgage Note or, in some cases, the last known party from whom the Seller accepted payment, all as reflected in the Seller's records.

          "Northridge Earthquake" means the major seismic event of January 17,
           ---------------------
1994, centered in the Northridge or Reseda area of Los Angeles, California, and all subsequent seismic events deemed to be aftershocks thereto and occurring prior to the Closing Date.

          "Notice of Defect" shall have the meaning set forth in Section 5.03.
           ----------------

          "Notice of Hazard" shall have the meaning set forth in Section 5.04.
           ----------------

          "Pending Loan Modification" means the proposed modification of a
           -------------------------
Mortgage Loan set forth on the Pending Loan Modifications Schedule pursuant to which the Seller deferred or would defer payments of principal and/or interest, or advanced or would advance funds to the related Mortgagor, together with the resulting modification of the related Mortgage Note, if any, which modification is contemplated by the Seller and such Mortgagor but may not be consummated as of any date between the Cut-off Date and the Closing Date, inclusive.

          "Pending Loan Modifications Schedule" means the list of Pending Loan
           -----------------------------------
Modifications identified on Schedule 1.01-B attached hereto, which schedule sets
                            ---------------
forth, with respect to each Pending Loan Modification which existed on or after the Cut-off Date, as of the Cut-Off Date and as of the Bid Information Date, the related Mortgage Loan's identifying number,

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------
the material terms of the modifications made or proposed, the amount of the related pay-down of the principal balance made or proposed, if any, and the amount of the advance made or proposed to be made upon the consummation of the Pending Loan Modification, if any. At the Closing Date, the Pending Loan Modifications Schedule shall be updated to reflect the Pending Loan Modifications as of the Closing Date and the consummation or other disposition of the Pending Loan Modifications set forth on the Pending Loan Modifications Schedule with respect to the Bid Information Date.

          "Permitted Encumbrances" means (a) the lien of real estate taxes and
           ----------------------
assessments, ground rents and other obligations under ground leases, personal property taxes, water rates, water frontage charges and/or meter charges, sewer taxes or rents, and vault charges, in each case not yet due and payable or, if due and payable, which may be paid without interest or penalties, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record of a type acceptable to lending institutions generally, (c) mechanics' or similar liens or claims for work, labor and materials relating to work performed by tenants on such Property, (d) zoning and other land use restrictions and ordinances, including, without limitation, landmark, historic and wetland designations, (e) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided, in the case of a Mortgaged Property, by the related Mortgage, and in the case of an REO Property, by the mortgage granted in connection with the REO Loan, (f) rights of tenants under leases or other rights of tenants or rights of other occupants of the Premises, (g) any laundry or other equipment leases, and (h) in addition, in the case of any Condominium Loan, (1) the lien of the Condominium Association on the related Condominium Unit or REO Condominium Unit provided for in the related documents for the Condominium Unit for enforcement of unpaid maintenance or common expense assessments and (2) rights of the Condominium Association pursuant to the condominium declaration, or the rules, regulations or other operative documents of such Condominium Association.

          "Person" means any individual, corporation, partnership, joint
           ------
venture, association, joint-stock company, trust, incorporated organization or government or any agency or political subdivision thereof.

          "Post-Closing Consents" means the consents or approvals required to
           ---------------------
transfer any franchise agreement, service contract, management contract or liquor license used in or relating to the operation of an REO Property which is a hospitality property, and its related amenities.

          "Premises" means, with respect to a Property, the buildings and
           --------
improvements on such Property.

          "Properties" means the Mortgaged Properties and the REO Properties.
           ----------

          "Purchase Price" shall be an amount equal to $29,548,316.
           --------------

          "Purchaser" shall have the meaning set forth in the preamble to this
           ---------
Agreement.

          "REO Assets" means all the Seller's right, title and interest in and
           ----------
to the REO Properties and the REO Personal Property. REO Assets do not include rights to pursue deficiency judgments against any loan obligors from whom such REO Properties were acquired.

          "REO Condominium Unit" means each specific unit that is in a
           --------------------
Condominium Project and is REO Property.

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

          "REO Loan" means a mortgage loan previously held by the Seller
           --------
pursuant to which mortgaged property became REO Property.

          "REO Personal Property" means the tangible and intangible personal
           ---------------------
property located on, appurtenant to or used exclusively in connection with the management of, the REO Property on the Closing Date, if any. The Seller makes no representation or warranty concerning the existence of any such REO Personal Property.

          "REO Property" means (i) the real property to which title has been
           ------------
acquired by the Seller by foreclosure, deed in lieu of foreclosure or similar means, including without limitation REO Condominium Units, which is identified on the REO Property Schedule, together with all Mortgaged Properties to which the Seller has taken title prior to the Closing Date, and the related Premises. An REO Property (with the exception of REO Condominium Units) includes all of the Seller's ownership and rights, if any, to land lying in the bed of any street or highway, opened or proposed, adjoining the relevant Premises to the center line thereof, and all fixtures, attachments, appliances, equipment, machinery and other articles, if any, attached or appurtenant to the relevant Premises on the Cut-off Date.

          "REO Property Schedule" means the list of REO Properties subject to
           ---------------------
this Agreement and identified on Schedule 1.01-D attached hereto, which schedule
                                 ---------------
sets forth the following information with respect to each REO Property as of the Cut-off Date:

                   (i)  the identifying number of the related REO Property;

                  (ii) the street address and unit number, if any, of the REO Property including state and zip code; and

                 (iii)  the type of real property constituting the REO Property.

          "Repurchase Price" means, in the case of any Asset to be repurchased
           ----------------
by the Seller from the Purchaser pursuant to Article VI, Article V or Section 2.06(d) or removed from the Assets sold under this pursuant to Section 2.06, a price equal to the sum of (w) the Allocated Price, plus (x) reasonable and
                                                   ----
necessary out-of-pocket expenses for unreimbursed servicing advances and expenses made by the Purchaser after the Closing Date in respect of such Asset and expenditures of the kind described in Section 2.09 hereof made by the Purchaser with respect to the related Property plus (y) interest on the
                                               ----
Allocated Price of such Asset on a daily basis, at the Return Rate for each day from the Closing Date to the date of repurchase under the applicable provision of this Agreement, minus (z) all payments, rents and other income or proceeds
                   -----
received by the Purchaser with respect to the related Mortgage Loan or REO Property of the kind described in Section 2.07 and Section 2.09, including without limitation any prepayments, insurance proceeds, condemnation proceeds and liquidation proceeds.

          "Return Rate" means the rate for deposits in United States dollars for
           -----------
three months, as published on the display page designated as "Telerate Page 3750" on the Dow Jones Telerate as of 5:00 p.m. Eastern Time, on the first day of the month of any date of determination (or such other page replacing that page on such date of determination); provided, however, that if such rate is not
                                     --------  -------
available from the Dow Jones Telerate service, the rate shall be determined on the basis of the arithmetic mean (rounded upwards, if necessary, to the nearest 1/16th of 1%), of the rates at which deposits in United States dollars are offered by the reference banks in the London Interbank Market at 5:00 p.m. Eastern Time, on the date of determination, to prime banks in the London Interbank Market for three months commencing on such date of determination.

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

          "Seller" shall have the meaning set forth in the preamble to this
           ------
Agreement.

          "Structural Defect" means a condition of the structure of the
           -----------------
improvements on a Mortgaged Property or an REO Property resulting from faulty engineering, construction, labor or materials, or from fire or other casualty (including the Northridge Earthquake) which has a material adverse impact on the value and use of the Property. "Structure" for the purpose of the foregoing definition means the foundation, exterior walls and interior bearing walls. "Structural Defect" shall not include (a) the failure of any component of the structure to be suitable for a use for which it was not intended when built or installed; (b) any condition which exists by reason of normal wear and tear; (c) any condition in the nature of deferred maintenance; (d) any condition which exists because the structural component has outlived its useful life or functional utility; (e) any condition which causes a material adverse impact on the value and use of the Property solely because the structure is not in compliance with a law, regulation, code or standard which did not apply when the structural component was built or installed, including, without limitation, the Americans With Disabilities Act of 1990.

          "Unapplied Funds" means funds received by Seller with respect to a
           ---------------
Mortgage Loan that have not been allocated on the books of the Seller.

                                   ARTICLE II

                         SALE AND CONVEYANCE OF ASSETS

          Section 2.01  Purchase and Sale of Assets.
                        ---------------------------

          The Seller hereby agrees to sell, assign, transfer, set over and convey to the Purchaser, and the Purchaser hereby agrees to purchase, all of the Seller's right, title and interest in and to the Assets, without recourse to the Seller except as expressly set forth herein, on August 8, 1994, or such other date as is agreed between the Purchaser and the Seller, which shall be as close to August 8, 1994 as reasonably possible (the "Closing Date"). The Mortgage
                                               ------------
Loan Assets are being sold to the Purchaser with any obligation or right of the Seller to service the Mortgage Loans being released and terminated as of the Closing Date. The Purchaser hereby agrees to assume each and every obligation of the Seller (if any) arising on or after the Closing Date and relating to the Assets. On the Closing Date, the Seller shall also deliver to the Purchaser or to a custodian designated by the Purchaser all documents and instruments specified in Sections 2.03 and 2.04.

          On July 11, 1994, the Purchaser deposited with the Deposit Escrow Agent, by wire transfer in immediately available funds to the account specified by the Deposit Escrow Agent, $2,956,832 (approximately ten percent (10%) of the Purchase Price) to hold in accordance with the terms of this Agreement, the Deposit Escrow Agreement, and any further instructions not inconsistent herewith. The Deposit Escrow Agent shall maintain the Deposit in an investment account, with interest accruing for the benefit of the Purchaser (but forfeited with any forfeit of the Deposit pursuant to Section 6.07).

          On the Closing Date, the Deposit shall be released by the Deposit Escrow Agent and paid to the Seller, and the Purchaser shall pay to the Seller or its designee, by wire transfer in immediately available funds to the account specified by the Seller, the Balance Purchase Price, plus or minus, as the case may be, the Estimated Apportionment Amount. The Seller and the Purchaser agree that no part of the Purchase Price is allocable to any REO Personal Property.

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

          The Closing shall take place at the offices of the Seller or its attorneys at 9:00 AM (P.D.T.) on the Closing Date or, upon reasonable notice by the Seller to the Purchaser, at such other time or place on the Closing Date as may be designated by the Seller.

          Section 2.02  Servicing.
                        ---------

          The servicing rights related to the Mortgage Loans shall be transferred to the Purchaser on the Closing Date. From the Cut-off Date up to and including the Closing Date, without the consent of the Purchaser, the Seller shall continue to service the Mortgage Loans and the REO Properties, to the extent practicable, using the same servicing procedures applicable to the Mortgage Loans and the REO Properties as the Seller utilized for its own account prior to the Cut-off Date, except that between the date of this Agreement and the Closing Date the Seller will not, without the consent of the Purchaser, modify the terms of any Mortgage Loan or affirmatively waive any material obligation of the borrower or right of the lender under any Mortgage Loan, conclude any foreclosure proceeding in respect of any Mortgaged Property or take title pursuant to such proceeding, or take title to any Mortgaged Property by accepting a deed in lieu of foreclosure, except in each case as described on the Pending Loan Modifications Schedule.

          Section 2.03  Delivery of Mortgage Loan Assets.
                        --------------------------------

          The Seller shall, on the Closing Date, deliver and release to the Purchaser or to a custodian designated by the Purchaser the documents listed below in respect of each Mortgage Loan Asset:

                   (i) The original Mortgage Note endorsed, "Pay to the order of [Purchaser]________________, without recourse" and signed in the name of the Seller by an authorized officer thereof or a lost note affidavit or other reasonably acceptable evidence of the issuance of such Mortgage Note, with indemnification by the Seller for any material losses caused by the Seller's failure to deliver the original Mortgage Note.

                  (ii) The original recorded Mortgage with evidence of recording thereon or, if the original mortgage has not yet been returned from the recording office or is not in the Seller's files, a copy of the original Mortgage certified by the Seller to be a true copy of the original of the Mortgage which has either been sent for recording or is recorded in the appropriate recording office of the jurisdiction in which the Mortgaged Property is.

                 (iii)  An Assignment.

                  (iv) Originals of any intervening Assignments with evidence of any recording thereof or, if the original thereof is not in the Seller's files, a copy of such Assignment certified by the Seller to be a true copy of the original of such Assignment in the form recorded, if recorded, showing an unbroken chain of ownership and assignment of the Mortgage Loan.

                   (v)  The original or a copy of the title insurance policy.

                  (vi) The original or a copy of the policy of mortgage insurance, if any, or evidence thereof.

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

                 (vii) Originals or copies certified by the Seller of all assumption, modification and substitution agreements, if any.

                (viii) The other Loan Documents contained in the Investors' Review File, if any.

          In the event that, with respect to any Mortgage Loan, the Seller does not deliver any document described in clauses (iv) through (viii) above, the Closing shall occur and the Purchaser shall have the rights set forth in Section
6.01. The Seller will also deliver a Pending Loan Modifications Schedule updated to set forth the Pending Loan Modifications which have been consummated or abandoned between the Bid Information Date and the Closing Date and the Pending Loan Modifications which remain to be consummated as of the Closing Date.

          Section 2.04  Delivery of REO Assets.
                        ----------------------

          The Seller shall, on the Closing Date, deliver and release to the Purchaser or to a custodian designated by the Purchaser the following documents and items in respect of each REO Asset:

                   (i) Grant deeds or their equivalent (special warranty deeds) under the law of the State where the REO Property is located (the "Deeds"), duly executed and acknowledged by the Seller, in proper form
           -----
          for recording, conveying to the Purchaser good and marketable fee simple title to the REO Properties, subject only to Permitted Encumbrances and such other matters to which the Purchaser is required or agrees to be subject pursuant to this Agreement. For convenience, at the Seller's option, there may be omitted from the Deeds a listing of all Permitted Encumbrances and such other matters, but, nevertheless, such Permitted Encumbrances and other matters shall be incorporated therein by reference to this Agreement and shall survive the delivery thereof.


                  (ii) Copies of foreclosure deeds, certificates of foreclosures, deeds in lieu of foreclosure and related documents by which the Seller acquired its ownership rights to the REO Properties to the extent applicable and in the possession of, or reasonably available to, the Seller.

                 (iii) An assignments of leases, assigning to the Purchaser all of the Seller's right, title and interest as landlord in and to leases of the REO Properties or portions thereof, if any, together with security deposits held by the Seller, and pursuant to which the Purchaser assumes all of the Seller's duties and obligations with respect thereto, together with such executed leases as the Seller has in its possession.

                  (iv) A Bill of Sale duly executed by the Seller and in proper form to transfer the Seller's right, title and interest in all of the tangible REO Personal Property for all of the REO Property, if any, to the Purchaser.

                   (v) An Assignment of Intangible Personal Property duly executed by the Seller and in proper form to transfer the Seller's right, title and interest in all of the intangible REO Personal Property for all of the REO Property, if any, to the Purchaser.

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

                  (vi) Keys and any other access devices for each REO Property to the extent available and in the possession of the Seller or instructions as to where such keys and other access devices are located.

                 (vii) Assignments and assumptions of any franchise agreement, service contract, management contract or liquor license used in or relating to the operation of an REO Property which is a hospitality property, and its amenities, to the extent all necessary approvals and consents to make such assignment have been obtained. The Seller shall promptly assign to the Purchaser and the Purchaser shall assume any such franchise agreement, service contract, management contract or liquor license upon the receipt by the Seller of all approvals and consents which the Seller reasonably considers necessary to make such assignment.

                (viii)  Assignments and assumptions of the construction
          contracts described in Schedule 2.04(viii) attached hereto, which
                                 -------------------
          contracts have been delivered to the Purchaser on or before the Bid
          Information Date. The Purchaser hereby agrees to assume such construction contracts upon their assignment by the Seller to the Purchaser.


                  (ix) An affidavit stating that the Seller is not a "foreign person" pursuant to Section 1445(b)(2) of the Internal Revenue Code (and the Purchaser agrees that upon the execution and delivery of such to the Purchaser, no deduction shall be made or claimed against the Purchase Price by reason of the requirements of Section 1445 of the Internal Revenue Code).

                   (x) An affidavit stating that Seller is exempt from the withholding provisions of California Revenue and Taxation Code Sections 18805 and/or 26131.

          In the event that, with respect to any REO Property, the Seller does not deliver any item described in clauses (ii) through (ix) above, the Closing shall occur and, if such non-delivery is of a document described in clauses (ii) through (vii) above, then the Purchaser shall have the rights set forth in
Section 6.01.

          Section 2.05  Recordation of Assignments and Deeds; Transfer Taxes.
                        ----------------------------------------------------

          (a) The Purchaser shall be responsible for and shall bear the expense of recording Assignments and Deeds to the Purchaser.

          (b) The Purchaser shall promptly upon the Closing record all Assignments and Deeds and shall pay, as and when due, any transfer taxes, deed stamps, recording fees and other similar charges required to be paid in connection with the purchase of the Assets contemplated by this Agreement.

          (c) The Seller and the Purchaser shall effect the Closing for all or a portion of the Assets through an Escrow Agent, which Escrow Agent may, among other things, prepare, record and deliver Deeds and Assignments, in which case Escrow Agent shall record and deliver such documents in accordance with the terms hereof and any supplementary escrow instructions mutually executed and delivered by the Seller and the Purchaser. The Seller and the Purchaser shall take such actions as the Seller may reasonably require in order to allow the selected transactions to close through the Escrow Agent, including without limitation the depositing of documents with the Escrow Agent. The costs and expenses of the Escrow Agent shall be borne equally by the Seller and the Purchaser.

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

          Section 2.06  Risk of Loss; Insurance.
                        -----------------------

          (a) From and after the Closing Date the Purchaser assumes all risk of loss to the Properties and shall arrange for insurance coverage at its discretion.

          (b) If after the Cut-off Date and prior to the Closing Date any Property or portion thereof suffers a Material Loss, then the related Asset will not be sold (and the related Mortgage Loan or REO Property will not be deemed a Mortgage Loan or REO Property hereunder) and the Purchase Price will be reduced by the corresponding Allocated Price.

          (c) If after the Cut-off Date and prior to the Closing Date any Property or portion thereof suffers an Insured Loss, then the Purchaser shall purchase the related Asset and the Seller shall assign to the Purchaser the condemnation proceeds or the proceeds of the insurance covering the Insured Loss, as applicable.

          (d) If a determination as to whether a Material Loss or an Insured Loss has occurred with respect to a Property cannot be made prior to the Closing Date, the Purchaser shall purchase the related Asset as if such Property had suffered an Insured Loss, provided, however, that if a determination is made
                          --------  -------
within sixty (60) days after the Closing Date that such Property suffered a Material Loss, then the Purchaser, at its option, may require the Seller to repurchase the related Asset at its Repurchase Price by so notifying the Seller within ten (10) Business Days of such determination. The Seller's obligation to repurchase any Asset pursuant to this Section 2.06(d) shall be subject to earlier termination under Section 6.02 hereof.

          Section 2.07  Allocation of Mortgage Loan Payments.
                        ------------------------------------
          (a) Subject to the Closing, funds received with respect to Mortgage Loans shall be allocated as follows:

                   (i) With respect to funds received by the Seller prior to the Cut-off Date, (A) the Seller shall be entitled to (1) all interest and principal payments and other recoveries paid by or on behalf of any Mortgagor, and (2) the portion of Unapplied Funds with respect to a Mortgage Loan that would be applied to interest upon the application of such Unapplied Funds, first to the interest and then to the principal, to the furthest installment payments past due, and (B) the Purchaser shall be entitled to the portion of Unapplied Funds with respect to a Mortgage Loan that would be applied to principal upon the application of such Unapplied Funds, first to the interest and then to the principal, to the furthest installment payments past due.

                  (ii) With respect to funds received after the Cut-off Date and prior to the Closing Date, (A) the Seller shall be entitled to (1) all interest payments, (2) the portion of Unapplied Funds with respect to a Mortgage Loan that would be applied to interest upon the application of such Unapplied Funds, first to the interest and then to the principal, to the furthest installment payments past due, (3) the interest portion of up to four months of payments due before the Cut-off Date that were deferred by a written agreement with the Mortgagor in connection with the Northridge Earthquake, as described in Schedule
                                                                        --------
          2.07(a)(ii) attached hereto, (4) payments received to reimburse funds
          -----------
          advanced by the Seller as described in Section 2.12, (5) payments made to pay down the principal balance of a Mortgage Loan in connection with a Pending Loan Modification entered into by the Seller and a Mortgagor prior to the Bid Information Date, and (6) payments made prior to the Closing Date constituting payment of late fees, and (B) the Purchaser shall

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------
          be entitled to all principal payments and other recoveries, paid by or on behalf of any Mortgagor with respect to a Mortgage Loan, including without limitation any remaining Unapplied Funds.

                 (iii)  With respect to funds received after the Closing Date,
          (A) the Purchaser shall be entitled to all interest and principal payments and other recoveries paid by or on behalf of any Mortgagor, and (B) the Seller shall be entitled to payments made to pay down the principal balance of a Mortgage Loan in connection with a Pending Loan Modification entered into by the Seller and a Mortgagor prior to the Bid Information Date. The Purchaser shall pay over to the Seller any amounts received by the Purchaser to which the Seller is entitled, within ten (10) Business Days after the receipt thereof.

          (b) All payments that are received prior to the Closing Date by the Seller and that are allocated to Purchaser under Section 2.07(a) shall be either added to the Estimated Apportionment Amount payable to the Purchaser or credited toward the Estimated Apportionment Amount payable to the Seller, as applicable. All such payments accepted by the Seller on or after the Closing Date shall be held for the benefit of the Purchaser and delivered to the Purchaser promptly after receipt thereof. Notwithstanding the foregoing, with respect to a foreclosure of a Mortgage Loan or an REO Loan or the taking of a deed in lieu of foreclosure, funds received by the Seller or the Purchaser after the Cut-off Date from any receiver or trustee or debtor-in-possession pursuant to a bankruptcy proceeding, whether received prior to or after the Closing Date, shall be apportioned as of the Closing Date in the manner set forth in Section 2.09; and with respect to a foreclosure or similar proceeding that results in the reinstatement of a Mortgage Loan (whether or not such Mortgage Loan is modified in such proceeding), funds received by the Seller or the Purchaser after the Cut-off Date from any receiver or trustee or debtor-in-possession pursuant to a bankruptcy proceeding, whether received prior to or after the Closing Date, shall be allocated in the manner set forth in Section 2.07(a).
The Seller and the Purchaser agree to notify each other of the receipt of any such payments, including without limitation payments received after the Closing Date.

          Section 2.08  Escrow Balances.
                        ---------------

          From and after the Closing Date, but subject to the Servicing Agreement, the Purchaser hereby agrees to assume, undertake and discharge any and all obligations of the Seller as may relate to Escrow Balances, including without limitation any obligation to pay interest accruing after the Closing Date to any Mortgagor on the Escrow Balances, if required by applicable law.
All Escrow Balances relating to the Mortgage Loans or the REO Property as of the Closing Date shall be transferred to the Purchaser, and the Seller shall pay over and/or deliver such amounts to the Purchaser within ten (10) Business Days after the Closing Date against the Purchaser's acknowledgment of receipt thereof. The Purchaser hereby indemnifies and holds the Seller harmless against any and all Claims made as a result of the Purchaser's violation of applicable law, or application of funds, with respect to and only to the extent of the Escrow Balances transferred to the Purchaser hereunder.

          Section 2.09  Apportionments.
                        --------------

          (a) The following items received or paid by or on behalf of the Seller prior to the Closing Date shall be apportioned between the Seller and the Purchaser as of 11:59 p.m. on the day preceding the Closing Date:

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

                   (i) All payments, rents and other income or proceeds with respect to the related REO Property (including without limitation payments of the kind described in Section 2.07 with respect to a Mortgaged Property that became an REO Property prior to the Closing
          Date), on a cash basis, including without limitation, rents, month to month holdover charges, furniture rentals, corporate rentals and services, and laundry equipment rentals.

                  (ii) Real property taxes and assessments, and amounts prepaid or payable for any hazard insurance policy or other insurance policy being transferred to the Purchaser.

                 (iii) Utility charges, including water, sewer, electricity and gas, and maintenance charges, if any, for sewers. In conjunction with such apportionments, the Purchaser and the Seller shall notify, or cause to be notified, all utilities servicing the REO Properties of the change in ownership and direct that all future billings be made to the Purchaser at the address of the REO Property with no interruption of service and the Seller shall secure the release of any such utility deposits, provided that the Purchaser shall cooperate in the same without expense to the Purchaser. The Seller shall use its best efforts to procure final meter readings for all utilities as of the Closing Date and to have such bills rendered directly to the Seller. To the extent that tenants are responsible for and receive all such statements, no such notifications shall be required.

                  (iv) Fees and charges under any management, service, supply, security, maintenance or other similar contracts, and common charges and Condominium Association dues and charges adversely affecting any Condominium Unit or REO Condominium Unit that give rise to a lien thereon prior in right to that of the Seller.

                   (v) Cash amounts maintained in operating accounts on behalf of any REO Property which is a hospitality property shall be deemed to be expenses prepaid by the Seller on behalf of the Purchaser for expenses to be incurred after the Closing Date, provided that such amounts shall be only that which is reasonably necessary to continue the day-to-day operations of such hospitality property and its related amenities and such amounts shall be transferred to the account of the Purchaser.

                  (vi) Other operating expenses for the REO Properties, including without limitation prepaid expenses and accounts payable with respect to such expenses.

          (b) The actual net amount of the apportionments described in Section 2.09(a) shall be the "Apportionment Amount." For purposes of the Closing Date
                      --------------------
the Seller shall calculate an estimate of the Apportionment Amount (the "Estimated Apportionment Amount"), on the basis of the actual amounts of any
 ------------------------------
items apportioned if known by the Seller as of the Closing Date, or the Seller's good faith estimation of such amounts, if not so known. The Estimated Apportionment Amount shall be adjusted in accordance with the provisions of Sections 2.07, 2.12 and 2.13. The Seller or the Purchaser, as applicable, shall pay to the other party the Estimated Apportionment Amount in accordance with
Section 2.01. The Seller shall deliver a reconciliation report to the Purchaser within sixty (60) days after the Closing Date which shall set forth the actual deviations from any such good faith estimations and the overall deviation between the Apportionment Amount and the Estimated Apportionment Amount (the "Deviation Amount"). The party which received the benefit of the Deviation
 ----------------
Amount shall pay such amount to the other party hereto by wire transfer of immediately available funds to the account specified by the Seller or the Purchaser, as
                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------
the case may be, within ten (10) Business Days after the Seller delivers such reconciliation report to the Purchaser, or if no account is specified before two Business Days prior to such date, by bank certified check payable in next day funds.

          Section 2.10  Payment of Expenses.
                        -------------------

          After the date of this Agreement, the Seller shall continue to pay any expenses of the kind described in Section 2.09 which become due and payable in the ordinary course of business and include such expenses in the apportionment under Section 2.09. The Seller shall not pay any such expenses becoming due and payable on or after the Closing Date.

          Section 2.11  Legal Proceedings.
                        -----------------
          (a) With respect to any Mortgage Loan or REO Property that is, as of the Closing Date, the subject of litigation or other legal proceeding (including, without limitation, a bankruptcy, eviction, foreclosure or receivership proceeding), the Purchaser agrees that it shall, at its own cost, within thirty (30) days after the Closing Date, (i) notify the Mortgagor thereunder, the Clerk of the Court, all parties who have appeared, all counsel of record and any other Person required by law to be notified, in each such proceeding, of the transfer of the Mortgage Loan or REO Property, as the case may be, from the Seller to the Purchaser, (ii) file pleadings to relieve the Seller's counsel of record from further responsibility in such litigation or other legal proceeding (unless said counsel has agreed, with the Seller's written consent, to represent the Purchaser in said proceedings at the Purchaser's expense), and (iii) remove the Seller as a party in such action and substitute the Purchaser as the real party-in-interest, and change the caption thereof accordingly. In connection therewith, after the Closing Date, the Purchaser shall have the sole responsibility to obtain all documents pertaining to the Mortgage Loan or REO Property, as the case may be, then in the possession of any such counsel and to determine the appropriate direction and strategy for such litigation or other legal proceeding. The Seller agrees to cooperate and use reasonable efforts to assist the Purchaser in obtaining the release of such documents to the Purchaser. The Purchaser acknowledges that its failure to comply with the provisions of this Section 2.11 may affect the Purchaser's rights in any such litigation or other legal proceeding (and may result, without limitation, in dismissal with prejudice or the running of any statute of limitations). If the Purchaser fails to comply with the above requirements (i) through (iii), the Seller may, but is not obligated to, take such actions as it deems necessary to effectuate the provisions of this Section 2.11. Notwithstanding the foregoing, this Section 2.11 shall not apply to any litigation in which the Seller is named as a party defendant.

          (b) Any costs and legal fees incurred by the Seller in connection with such litigation or other legal proceeding from and after the Cut-off Date, including without limitation any fees and costs incurred by the Seller in connection with the Purchaser's failure to comply with the above requirements, shall be reimbursed by the Purchaser and the Purchaser hereby indemnifies the Seller therefor. If, after the Closing Date, either party receives an invoice for any legal fees and costs incurred in connection with such litigation or other legal proceeding that are payable by the other party, then the party receiving such invoice shall promptly forward such invoice to the other party and such other party shall pay directly or, in the event the party receiving such invoice has paid the amounts due thereon, reimburse the party receiving the invoice promptly, but not later than ten (10) Business Days following receipt of such invoice.

          (c) If the Purchaser shall receive any pleadings relating to any Mortgage Loan or REO Property that name the Seller as a party, then immediately following receipt of any such pleadings the Purchaser shall notify the Seller thereof and promptly deliver copies of such pleadings to the Seller and otherwise comply with the provisions of this Section 2.11.

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

          Section 2.12  Unreimbursed Advances.
                        ---------------------

          Amounts paid by the Seller either pursuant to an agreement with a Mortgagor or as part of the administration and servicing of a Mortgage Loan from the Seller's own funds in payment of real estate taxes, insurance premiums, ground lease rents or other similar costs attributable to the Mortgaged Property, including without limitation Escrow Advances, which are an obligation of the Mortgagor but have not been paid by the Mortgagor prior to the Closing Date shall be either added to the Estimated Apportionment Amount payable to the Seller or credited toward the Estimated Apportionment Amount payable to the Purchaser, as applicable. The right to receive repayment from the Mortgagor of such amounts after the Closing Date shall be transferred to the Purchaser.

          Section 2.13  Pending Loan Modifications.
                        --------------------------
          (a) The Purchaser acknowledges and agrees that, after the Cut-off Date and prior to the Closing Date, the Seller may continue to negotiate or consummate Pending Loan Modifications and, until the Bid Information Date, may enter into negotiations with Mortgagors that may result in Pending Loan Modifications, consistent with past practice, provided, however, that the Seller
                                              --------  -------
shall not, on or after the Bid Information Date, enter into any loan modification other than a modification shown on the Pending Loan Modification Schedule as of the Bid Information Date without the consent of the Purchaser. The modification documents used to consummate any Pending Loan Modification shall substantially conform with the description set forth in the Pending Loan Modification Schedule. The Seller makes no representation or warranty as to whether any or all of the Pending Loan Modifications will be consummated.

          (b) There shall be added to the Estimated Apportionment Amount payable to the Seller or credited toward the Estimated Apportionment Amount payable to the Purchaser, as applicable, the amount of funds advanced to Mortgagors pursuant to Pending Loan Modifications that have been consummated prior to the Closing Date as reflected on the Pending Loan Modifications Schedule updated to the Closing Date.

          (c) As of the Closing Date, the Purchaser shall assume the rights and obligations of the Seller with respect to ongoing negotiations with Mortgagors and the consummation of Pending Loan Modifications and the advancement of any funds required thereunder.

          Section 2.14  Delinquent Real Estate Taxes and Assessments.
                        --------------------------------------------

          The Purchaser shall be responsible for the payment of all delinquent real estate taxes and assessments existing as of the Closing Date with respect to any Mortgaged Property, and any penalties and interest thereon, provided,
                                                                   --------
however, that the Seller shall reimburse the Purchaser for any and all such
- - -------
payments made by the Purchaser after the Purchaser has paid in the aggregate $119,000 for such payments, promptly upon receipt from the Purchaser of a statement therefor.

          Section 2.15  Continuing Cooperation; Subsequent Documentation.
                        ------------------------------------------------

          At any time, and from time to time after the Closing Date, upon the reasonable request of either party hereto, and at the expense of such party, the other party shall do, execute, acknowledge and deliver, and shall cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances and assurances as may be reasonably required in order to accomplish any provision herein, including without limitation the assignment of any financing statements, guarantees and the like. In addition, in the event that the Seller determines subsequent to the Closing Date that it needs access to any documents relating to a Mortgage Loan or REO Property for accounting, tax, litigation or other purposes, the Purchaser

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------
shall promptly provide copies of such documents to the Seller, to the extent in the Purchaser's possession, and at the Seller's expense.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

          Section 3.01  General Representations and Warranties of the Seller.
                        ----------------------------------------------------

          The Seller represents and warrants to the Purchaser that as of the date hereof and as of the Closing Date:

                   (i)  Due Organization. The Seller is a federal savings bank,
                        ----------------
duly chartered, validly existing and in good standing under the federal laws of the United States.

                  (ii)  Authorization; Binding Obligation.  The Seller has the
                        ---------------------------------
corporate power and authority to hold each Asset, to sell each Asset, to execute, deliver and perform this Agreement, and to enter into and consummate all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally (including laws and regulations affecting the rights of creditors of federal savings banks) and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                 (iii)  No Conflict. The consummation of the transactions
                        -----------
          contemplated by this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of the Seller's charter or by-laws or any material agreement or instrument to which the Seller is now a party, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject, which conflict, breach, default, acceleration or violation would have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement.

                  (iv)  No Litigation. Except for unlawful detainer actions and
                        -------------
          actions under the United States Bankruptcy Code against a tenant of a Property or involving a Mortgagor and receivership proceedings with respect to a Mortgaged Property, and except as set forth in Schedule
                                                                      --------
          3.01(iv) hereto, there is no action, suit proceeding or investigation
          --------
          pending or, to the Seller's knowledge, threatened against the Seller or relating to any Asset, which challenges, relates to, or adversely affects the right, title or interest of the Seller in or to such Asset or, if determined adversely to the Seller, would prevent the consummation of the sale of such Asset to the Purchaser as contemplated hereby.

                   (v)  No Consent Required. No consent, approval, authorization
                        -------------------
          or order of any court or governmental agency is required for the execution and delivery of this Agreement by the Seller or for the performance by the Seller of its obligations

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------
          hereunder or, if required, such consent, approval, authorization or order will have been obtained prior to the Closing Date except for the Post-Closing Consents.

                  (vi)  Foreign Person.  The Seller is not a foreign person
                        --------------
          within the meaning of Section 1445(f) of the Internal Revenue Code, and the Seller agrees to execute any and all documents necessary or required by the Internal Revenue Service in connection with such declaration.

          Section 3.02  Representations and Warranties as to the Mortgage Loans.
                        -------------------------------------------------------

          The Seller hereby represents and warrants to the Purchaser that, as of the Closing Date:

                   (i)  True Information.  The information set forth on the
                        ----------------
          Mortgage Loan Schedule is true and correct in all material respects, except to the extent that any Mortgaged Properties have become REO Properties prior to the Closing Date and the related Mortgage Loan appears on the Mortgage Loan Schedule.

                  (ii)  Ownership. The Seller has good title to, and is the sole
                        ---------
          owner of, each Mortgage Loan Asset, free and clear, except as set forth on the Mortgage Loan Schedule, of any other ownership interest or participation interest in favor of any other Person and free and clear of any lien, charge or encumbrance.

                 (iii)  Full Disbursement. Each Mortgage Loan has closed and the
                        -----------------
          proceeds of each Mortgage Loan have been fully disbursed and there is no requirement for future advances to the Mortgagor thereunder except as described in the Pending Loan Modification Schedule. For purposes hereof, capitalization of interest pursuant to a negative amortization provision shall not be deemed to be an "advance" to the Mortgagor, and any Escrow Payments shall be deemed fully disbursed.

                  (iv)  First Lien.  In the case of each Mortgage Loan, the
                        ----------
          related Mortgage has been properly recorded and is a valid first lien on the related Mortgaged Property, including all improvements on such Mortgaged Property, securing the amounts owed on the related Mortgage Note, subject only to Permitted Encumbrances and delinquent real estate taxes and assessments. The Seller makes no representation or warranty with reference to the perfection or priority, under the Uniform Commercial Code, of any security interest in personal property.
                   (v)  No Modification.  The terms of the Mortgage Notes or the
                        ---------------
          Mortgages have not been altered, modified or waived by Seller in any respect, except by a written instrument contained in the Loan Documents in the Investors' Review Files (and recorded in the case of a Mortgage, if necessary, in order to maintain the first priority lien thereof) or as set forth in the Pending Loan Modification Schedules or
          Schedule 2.07(a)(ii).

                  (vi)  Title Insurance. Each Mortgage Loan is covered by an
                        ---------------
          ALTA lender's title insurance policy, or other form of title insurance policy generally acceptable to prudent institutional lenders, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring, subject only to exceptions described in such policy, the Seller, its successors and

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------
          assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The title insurance policy is in full force and effect and will be in full force and effect on the Closing Date and will inure to the benefit of the Purchaser without any further act. To the best of the Seller's knowledge, no claims have been made under any such title insurance policy.

                 (vii)  Hazard Insurance. Each Mortgage securing a Mortgage Loan
                        ----------------
          requires the Mortgagor thereunder to maintain a fire and other hazard insurance policy covering such losses as are covered under a standard extended coverage endorsement with mortgagee rights and protections customary for mortgage lending practices in the locality in which the Mortgaged Property is located, and, to the extent required as of the date of origination of such Mortgage by the Seller consistent with its normal mortgage lending practice, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property.

                (viii)  No Release. No Mortgage Note or Mortgage has been
                        ----------
          satisfied, canceled, subordinated to another mortgage or rescinded, in whole or in part, and no Mortgaged Property has been released from the lien of the related Mortgage, in whole or in part, except to the extent that any related Mortgaged Properties have become REO Properties prior to the Closing Date.

                  (ix)  Compliance with Laws. With respect to each Mortgage
                        --------------------
          Loan, there is no material violation by the Seller of any law pertaining to usury, truth-in-lending, consumer credit protection, equal credit opportunity or any similar law applicable to the origination of such Mortgage Loan at the time it was made, which violation would give rise to a valid defense on the part of the Mortgagor that would prevent the Purchaser from foreclosing upon the property mortgaged or pledged as collateral for such Mortgage Loan.

                   (x)  No Defenses.  Except as described in Schedule 3.01(iv)
                        -----------                          -----------------
          hereto, no Mortgage Loan is subject to any valid right of rescission, set-off, abatement or diminution, or any valid counterclaim or defense that would prevent the Purchaser from foreclosing upon the property mortgaged or pledged as collateral for such Mortgage Loan.

                  (xi)  Enforceability. Each Mortgage Note and Mortgage is
                        --------------
          genuine and constitutes the legal, valid and binding obligation of the obligor thereunder, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and each contains provisions customary among prudent institutional mortgage lenders so as to render the rights and remedies of the secured lender thereunder adequate for the realization of the material benefits of the security provided thereby.

                 (xii)  No Cross-Collateralization.  No Mortgage Loan is secured
                        --------------------------
          by any real estate collateral except the lien of the related Mortgage, an assignment of the related leases, and any related security agreement; no Mortgaged Property or REO Property secures any other mortgage loan not included in the pool of Mortgage Loans sold under this Agreement; nor is any Mortgage Loan cross-defaulted with any other mortgage loan nor is any Mortgage Loan secured by the mortgaged property which secures another mortgage loan; except that there may be additional

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------
          security, cross-collateralization or cross-defaulting if all the cross-collateralized and cross-defaulted Mortgage Loans are included in the pool of Mortgage Loans sold under this Agreement and Mortgaged Properties may secure other Mortgage Loans, if the Mortgage Loans are all included in the pool of Mortgage Loans sold under this Agreement.

                (xiii)  Investors' Review File. To the best of the Seller's
                        ----------------------
          knowledge, each Investors' Review File contains all information in the Seller's possession or under the Seller's control which is material to an evaluation of the related Mortgage Loan. The Seller makes no representation or warranty as to the accuracy of information contained in documents or papers in an Investors' Review File which have been provided to the Seller by third persons. The Seller makes no representation or warranty as to any opinion of value contained in the Investors' Review File. The Purchaser acknowledges that the Investors' Review File may not include all opinions of value in the Seller's possession, if any.

                 (xiv)  Condemnation. To the best of the Seller's knowledge,
                        ------------
          there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the Premises were intended.

                  (xv)  Originator. Each Mortgage Loan was originated by the
                        ----------
          Seller, a subsidiary of the Seller, or a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state banking authority.

                 (xvi)  No Fraud.  There was no fraud on the part of the Seller
                        --------
          with respect to the origination of any Mortgage Loan originated by the Seller.

          Section 3.03  Representations and Warranties as to the REO Properties.
                        -------------------------------------------------------

          The Seller hereby represents and warrants to the Purchaser that, as of the Closing Date:

                   (i)  True Information.  The information set forth on the REO
                        ----------------
          Property Schedule is true and correct in all material respects, except to the extent that any Mortgaged Properties have become REO Properties prior to the Closing Date and such REO Property does not appear on the REO Property Schedule (and the related Mortgage Loan appears on the Mortgage Loan Schedule).

                  (ii)  Ownership and Title. With respect to each REO Property,
                        -------------------
          the Seller has good title thereto and is the sole owner thereof, free and clear of any other ownership interest or participation interest in favor of any other Person, subject only to Permitted Encumbrances.

                 (iii)  No Delinquencies. There are no delinquent taxes, ground
                        ----------------
          rents, water charges, sewer rents, assessments or other similar delinquent charges adversely affecting any REO Property that gives rise to a lien thereon.

                  (iv) Condemnation. To the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of any REO

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

          Property so as to adversely affect the value of the REO Property or the use for which the Premises were intended.

                   (v)  Investors' Review File.  To the best of the Seller's
                        ----------------------
          knowledge, each Investors' Review File contains all information in the Seller's possession or under the Seller's control which is material to an evaluation of the related REO Property. The Seller makes no representation or warranty as to the accuracy of information contained in documents or papers in an Investors' Review File which have been provided to the Seller by third persons. The Seller makes no representation or warranty as to any opinion of value contained in the Investors' Review File. The Purchaser acknowledges that the Investors' Review File may not include all opinions of value in the Seller's possession, if any.

                                   ARTICLE IV

                        REPRESENTATIONS, WARRANTIES AND
                           COVENANTS OF THE PURCHASER

          Section 4.01  Representations and Warranties of the Purchaser
                        -----------------------------------------------

          The Purchaser represents and warrants to the Seller that as of the date hereof and as of the Closing Date:

                   (i)  Due Organization. Each of the entities comprising the
                        ----------------
          Purchaser has been duly organized and is validly existing and in good standing as a corporation or partnership, as the case may be, under the laws of the state of its organization.

                  (ii)  Authorization; Binding Obligation. The Purchaser has the
                        ---------------------------------
          corporate power and authority to execute, deliver and perform this Agreement and to enter into and consummate all the transactions contemplated by this Agreement. The Purchaser has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding inequity or at law).

                 (iii)  No Conflict. The consummation of the transactions
                        -----------
          contemplated by this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of the Purchaser's charter or by-laws or any material agreement or instrument to which the Purchaser is now a party, or constitute a default or result in an acceleration under any of the foregoing, or result in violation of any law, rule, regulation, order, judgment or decree to which the Purchaser or its property is subject, which conflict, breach, default, acceleration or violation would have a material adverse effect on the ability of the Purchaser to perform its obligations under this Agreement.

                  (iv)  No Litigation.  There is no action, suit proceeding or
                        -------------
          investigation pending or, to the Purchaser's knowledge, threatened against the Purchaser, which,

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------
          if determined adversely to the Purchaser, would prevent the consummation of the purchase of the Assets by the Purchaser as contemplated hereby.

                   (v)  No Consent Required.  No consent, approval,
                        -------------------
          authorization or order of any court or governmental agency is required for the execution and delivery of this Agreement by the Purchaser or for the performance by the Purchaser of its obligations hereunder or, if required, such consent, approval, authorization or order will have been obtained prior to the Closing Date except for the Post-Closing Consents. The Purchaser acknowledges and agrees that the Seller makes no representations or warranties, and there can be no assurances, as to whether or not the Post-Closing Consents will be obtained or as to the time and expense required to obtain such Post-Closing Consents. The Seller shall cooperate with the Purchaser and make every reasonable effort to obtain the Post-Closing Consents, provided,
                                                                 --------
          however, that the costs of obtaining the Post-Closing
          -------
          Consents and the risk of any failure to obtain the Post-Closing Consents shall be borne by the Purchaser.

                  (vi)  Decision to Purchase.  The Purchaser is a sophisticated
                        --------------------
          investor and its bid and decision to purchase the Assets are based upon its own independent expert evaluations of the Due Diligence Materials and other materials deemed relevant by the Purchaser and its agents. The Purchaser has had an opportunity to examine the Properties and hereby accepts the physical condition and state of repair thereof. The Purchaser hereby expressly acknowledges that it is fully aware of the physical condition and state of repair of the Properties and has inspected the Properties to the extent it has deemed necessary and agrees to purchase the Assets taking into account the related Properties in their "as is" condition "with all faults" as of the Closing Date (including, with respect to Condominium Units and REO Condominium Units, the "as is" condition "with all faults" of the related Condominium Project), except to the extent that the Seller has expressly made a representation or warranty in this Agreement. The Purchaser is entering into this Agreement based solely upon such evaluations and inspections, and has not relied upon any oral or written information or any representations or warranties whatsoever from the Seller or any of its respective employees, affiliates, agents or representatives, other than the representations and warranties of the Seller expressly contained herein. WITHOUT LIMITATION OF THE FOREGOING, THE PURCHASER ACKNOWLEDGES THAT THE SELLER HAS MADE NO REPRESENTATIONS OR WARRANTIES EXCEPT AS EXPRESSLY CONTAINED IN THIS AGREEMENT, AS TO THE MORTGAGORS, THE PROPERTIES (INCLUDING, WITHOUT LIMITATION, THE VALUE, MARKETABILITY, CONDITION OR FUTURE PERFORMANCE THEREOF, THE EXISTENCE OF ANY LEASES OR THE STATUS OF ANY TENANCIES OR OCCUPANCIES WITH RESPECT THERETO, THE APPLICABILITY OF ANY RENT CONTROL OR RENT STABILIZATION LAWS, OR THE COMPLIANCE OR LACK OF COMPLIANCE THEREOF WITH ANY LAWS, INCLUDING WITHOUT LIMITATION ENVIRONMENTAL AND LAND USE OR OCCUPANCY LAWS) OR OTHERWISE, AND THAT NO EMPLOYEE OR REPRESENTATIVE OF THE SELLER HAS BEEN AUTHORIZED TO MAKE ANY STATEMENTS OR REPRESENTATIONS OR WARRANTIES OTHER THAN THOSE EXPRESSLY CONTAINED IN THIS AGREEMENT.

                 (vii)  Due Diligence. The Purchaser has been urged, invited and
                        -------------
          directed to conduct such due diligence review and analysis of the Investors' Review Files

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------
          and related information, together with such records as are generally available to the public from local, county, state and federal authorities, record-keeping offices and courts, as the Purchaser deemed necessary, proper or appropriate in order to make a complete informed decision with respect to the purchase and acquisition of the Assets. The Purchaser acknowledges that it has had the opportunity to conduct legal, environmental, on-site and other appropriate due diligence as to each Asset. The Purchaser acknowledges that certain of the Properties were in the geographical area affected by the Northridge Earthquake, and that certain Mortgagors have received loans to repair damage caused by the Northridge Earthquake, some of which loans are unsecured, or secured by liens subordinate to the related Mortgage, and that such unsecured or subordinate loans are not being transferred to the Purchaser. The Purchaser represents that it has conducted its due diligence with full consideration of the foregoing.

                (viii)  Economic Risk. The Purchaser acknowledges that the
                        -------------
          Assets may have limited or no liquidity and the Purchaser has the financial wherewithal to own the Assets for an indefinite period of time and to bear the economic risk of an outright purchase of the Mortgage Loans and a total loss of the Purchase Price for the Assets.

                  (ix)  Nondisclosure. The Purchaser is in full compliance with
                        -------------
          its obligations under the terms of any confidentiality agreement executed by the Purchaser to review the information made available by Seller to all potential buyers of the Assets, and the Purchaser acknowledges that any such agreement is not superseded or abrogated by this Agreement, including without limitation as to (a) any liability incurred by the Purchaser for any non-compliance prior to the date of this Agreement or (b) any Assets reviewed by the Purchaser but not acquired by the Purchaser.

                   (x)  Assistance of Third Parties. The Purchaser hereby agrees
                        ---------------------------
          and acknowledges that the Seller shall have no responsibility or liability to the Purchaser arising out of or related to any third parties' failure to assist or cooperate with the Purchaser except with respect to the Seller's own employees. In addition, the Purchaser is not relying upon the continued actions or efforts of the Seller (except as specifically set forth herein) or any third party in connection with its decision to purchase the Assets. The risks attendant to the potential failure or refusal of third parties to assist or cooperate with the Purchaser and/or the Seller in the effective transfer and assignment of the Assets, and/or related Properties shall be borne by the Purchaser.

                  (xi)  Enforcement/Legal Actions. The Purchaser shall not
                        -------------------------
          institute any enforcement or legal action or proceeding in the name of the Seller. The Purchaser shall not, except where circumstances reasonably require revealing the purchase of the Assets from the Seller, make reference to the Seller in any correspondence to or discussion with any particular Mortgagor regarding enforcement or collection of the Assets or sale, rental or other disposition of any of the Properties. The Purchaser shall not misrepresent, mislead, deceive, or otherwise fail to adequately disclose to any particular obligor or guarantor the identity of the Purchaser, the owner of the Assets and possession of the Loan Documents. Except as specified above, the Purchaser shall not use the Seller's name, or any name derived therefrom or confusingly similar therewith in connection with the Purchaser's enforcement, collection, or management of the Assets. The Purchaser agrees and acknowledges

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------
          that there may be no adequate remedy at law for a violation of the terms of this subsection, and the Seller shall have the right to seek the entry of an order by a court of competent jurisdiction enjoining any violation hereof.

                 (xii)  Indemnification of Mortgage Trustee. Purchaser shall
                        -----------------------------------
          indemnify, defend and hold Gateway Mortgage Company, a subsidiary of the Seller ("Gateway"), and its officers, directors, employees, agents, affiliates, successors and assigns (each a "Gateway
                                                              -------
          Representative") harmless from and against any and all Claims based
          --------------
          upon, arising from or relating to Gateway's or any Gateway Representative's acts or omissions as trustee of any Mortgage from the Closing Date until the date on which Gateway no longer serves as the trustee of such Mortgage; provided that such obligation to indemnify, defend and hold harmless shall apply only to Claims asserted against the Purchaser and Gateway or any Gateway Representative concurrently by the party making the Claim and shall not apply to the gross negligence or willful misconduct of Gateway or a Gateway Representative. Gateway or the Gateway Representative shall promptly notify the Purchaser of any such Claim and the Purchaser shall have the right to assume the defense with respect thereto and control the defense thereof with counsel of the Purchaser's reasonable choice. If the Purchaser elects not to assume such defense, Gateway or the Gateway Representative shall assume the defense of such Claim, and the Purchaser shall reimburse Gateway or the Gateway Representative for its reasonable out-of-pocket legal fees and expenses and costs of investigation with respect to such Claim as the same are incurred. In no event shall Gateway or the Gateway Representative consent to the settlement of any Claim with a third party without the prior written consent of the Purchaser. It is the intent of the Seller and the Purchaser that the obligations of the Purchaser under this subsection shall survive the Closing and the transfer of servicing of the Mortgage Loans, and that Gateway be a third party beneficiary to the provisions of this subsection.

                                   ARTICLE V

                    SPECIAL REPRESENTATIONS, WARRANTIES AND
                 COVENANTS CONCERNING STRUCTURAL DEFECTS AND
                        ENVIRONMENTAL HAZARDS; REMEDIES

          Section 5.01  Structural Defects.
                        ------------------

          The Seller represents and warrants to the Purchaser as of the Closing Date that, subject to the limitations contained in the definitions applicable to this Section, all of the Structural Defects, if any, in any Property which are not disclosed in the Investors' Review File for the related Mortgage Loan or REO Property, or otherwise disclosed in writing to the Purchaser on or before the Bid Information Date, would not, in the aggregate for such Property, require for their restoration or repair, an amount in excess of the Cure Threshold for such Property.

          Section 5.02  Environmental Hazards.
                        ---------------------

          The Seller represents and warrants to the Purchaser as of the Closing Date that, subject to the limitations contained in the definitions applicable to this Section and in the following sentence, there is no Environmental Hazard in, on or under any Property which would require for its remediation an amount in excess of the Cure Threshold for such Property. No representation or warranty is made with respect to any Property on which the Premises consist of a single family residence.

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

          Section 5.03  Certificate of Structural Defect.
                        --------------------------------

          If the Purchaser believes that the Seller is in breach of the representation and warranty given in Section 5.01 because there is an undisclosed Structural Defect, the Purchaser shall deliver to the Seller a notice and certificate of structural defect ("Notice of Defect"). A Notice of
                                              ----------------
Defect shall (i) identify the Mortgaged Property or REO Property which the Purchaser contends has a Structural Defect, (ii) describe the claimed Structural Defect in detail, (iii) include a report from a licensed structural engineer describing the claimed Structural Defect, (iv) include such licensed structural engineer's (A) estimate of the cost to cure such Structural Defect and the repairs to be made, listing materials and component items (the "Cure Estimate"),
                                                                -------------
or (B) statement that the Structural Defect cannot be cured, and (v) be accompanied by reports, correspondence, photographs and any other materials used by the Purchaser and such licensed structural engineer to determine that a Structural Defect exists and to prepare the Cure Estimate. The Notice of Defect shall be signed by an officer of the Purchaser.

          Section 5.04  Certificate of Environmental Hazard.
                        -----------------------------------

          If the Purchaser believes that the Seller is in breach of the representation and warranty given in Section 5.02, the Purchaser may deliver to the Seller a notice and certificate of environmental hazard ("Notice of
                                                              ---------
Hazard"). A Notice of Hazard shall (i) identify the Mortgaged Property or REO Property which the Purchaser contends has an Environmental Hazard, (ii) describe the claimed Environmental Hazard in detail, (iii) include a report from a Registered Professional Engineer or a Registered Engineering Geologist with substantial expertise in environmental matters (an "Environmental Engineer")
                                                    ----------------------
describing the claimed Environmental Hazard, (iv) include such Environmental Engineer's (A) estimate of the cost to cure such Environmental Hazard and the repairs to be made, listing materials and component items (the "Cure Estimate"),
                                                                -------------
or (B) statement that the Environmental Hazard cannot be cured, and (v) be accompanied by reports, correspondence, photographs and any other materials used by the Purchaser and such Environmental Engineer to determine that a Environmental Hazard exists and to prepare the Cure Estimate. The Notice of Hazard shall be signed by an officer of the Purchaser.

          Section 5.05  Limitations.
                        -----------

          (a) The representations and warranties in Section 5.01 and Section
5.02 shall terminate and be of no further effect on the earlier of (i) the sixtieth calendar day following the Closing Date, and (ii) the acquisition of title to the related Mortgaged Property pursuant to foreclosure or other proceedings or the acceptance of a deed in lieu of foreclosure by the Purchaser, and no Notice of Defect or Notice of Hazard given by the Purchaser to the Seller after the close of business on that date shall have any force or effect, unless that time has been extended as provided in Section 5.05(b).

          (b) Only one Notice of Defect and one Notice of Hazard may be given for any Mortgaged Property or REO Property. If, after diligent and good faith efforts (including without limitation, requesting the assistance of the Seller) to gain access to a Mortgaged Property or an REO Property in order to obtain the report or assessment described in Section 5.01 or 5.02, the Purchaser is unable to gain such access prior to the forty-fifth calendar day following the Closing Date, the date referred to in Section 5.05(a)(i) shall be extended for one day for each day of delay in gaining such access up to a maximum of thirty (30) additional days.

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

          Section 5.06  Seller's Options.
                        ----------------

          Upon receipt of a Notice of Defect or Notice of Hazard, given on or prior to the sixtieth calendar day following the Closing Date (or such extended date as is provided for in Section 5.05(b)), the Seller shall have the following options as to the Mortgage Loan or REO Property to which it relates, to be exercised within sixty (60) days after the Notice of Defect or Notice of Hazard:

                   (i) The Seller may repurchase the related Asset under the terms of Article VI, without reference to the cure provisions of
          Article VI.

                  (ii) The Seller may give notice to the Purchaser that the Seller disputes the accuracy of the Cure Estimate. If the Seller gives such notice, the Purchaser shall, within fifteen (15) days, obtain a second bid for the work from licensed contractors that are independent from those that prepared the Cure Estimate and are not affiliates or employees of the Seller, and deliver such bid to the Seller. The Seller shall, within such period, obtain a third bid for the work from licensed contractors and shall then reimburse the Purchaser, by depositing in an escrow account as described in subsection (iii) below, an amount equal to the average of the two lowest bids among the Cure Estimate, the second bid and the third bid, less the Cure Threshold amount.

                 (iii) The Seller may give notice that if the Purchaser cures the claimed Structural Defect, or remediates the claimed Environmental Hazard, as the case may be, the Seller will reimburse the Purchaser for the Purchaser's actual costs above the Cure Threshold amount. If the Seller gives such notice, the Seller will forthwith deposit into an escrow account, jointly controlled by the Purchaser and the Seller, the difference between the Cure Threshold amount and the Cure Estimate. Upon completion of the cure or remediation (performed as contemplated by the Cure Estimate), the Seller shall pay the Purchaser the difference between the Cure Threshold amount and the actual costs of cure or remediation by disbursement to the Purchaser of the amount held in escrow and further payment by the Seller to the extent the amount held in escrow is insufficient. Any balance of the escrow account after such payment to the Purchaser shall be returned to the Seller.

                  (iv) The Seller may give notice accompanied by written information showing the basis of its assertion that it asserts (A) the claimed Structural Defect was disclosed to the Purchaser on or prior to the Bid Date, or (B) the claimed condition in whole or part does not meet the definition of Structural Defect or of Environmental Hazard. If the Seller gives such notice, all of the rights, obligations and time periods provided in this Article V shall be preserved and extended until all issues with respect to the disclosure or existence of the claimed Structural Defect or Environmental Hazard are resolved.

                   (v) If the Seller makes no election within the time provided, the Seller shall repurchase the related Asset under the terms and subject to the limitations of Article VI, without reference to the cure provisions of Article VI, no later than the 45th day following the Notice of Defect or the Notice of Hazard.

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

          Section 5.07  Environmental Risks.
                        -------------------

          The Purchaser acknowledges and agrees that there may be certain environmental issues and/or risks with respect to a Property (including the Premises) which may or may not be visible or apparent and which may or may not be above or below the surface thereof. Any materials relating to environmental conditions which may be in the Investors' Review File or is otherwise provided or made available by the Seller, is provided with no representations whatsoever as to the accuracy, completeness or timeliness of any information contained in such report or materials, or the expertise with which they were prepared. The Purchaser acknowledges that the Seller has not prepared or warranted such information, and that the Seller shall have no liability whatsoever in connection with such report or materials.

          Section 5.08  Purchaser's Release of Seller.
                        -----------------------------

          The Purchaser, for itself, its successors and its assigns, hereby releases and discharges the Seller and its officers, directors, employees, successors and assigns from and against any and all claims, demands, liabilities, obligations, damages, actions, causes of action, judgments, liens, bonding requirements, losses, expenses, fines, charges, penalties, administrative and judicial proceedings and orders, and enforcement actions of every kind, including attorneys' fees and court costs ("Claims"), known or
                                                        ------
unknown, present or future, fixed or contingent, against the Seller at any time by reason of or arising out of the violation of the Comprehensive Environment Response, Compensation and Liability Act of 1980, as amended, or any other federal, state or local environmental laws by any Person, or the presence of hazardous materials on any Property. Nothing in this Section 5.08 is intended to alter any obligation of Seller under the warranty contained in Section 5.02.

          The Purchaser, for itself, its successors and its assigns, hereby agrees, represents, and warrants that the matters released in this Section 5.08 are not limited to matters that are known or disclosed, and the Purchaser hereby waives any and all rights and benefits that it now has, or in the future may have, conferred upon it by virtue of the provisions of Section 1542 of the Civil Code of the State of California (or any other statute or common law principles of similar effect), which provides as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

          In this connection, the Purchaser hereby agrees, represents, and warrants that it realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to Claims that are presently unknown, unanticipated, and unsuspected, and it further agrees, represents, and warrants that this release has been negotiated and agreed upon in light of that realization and it nevertheless hereby intends to release, discharge, and acquit the Seller and its officers, directors, employees, successors and assigns from any such unknown Claims described in the first paragraph of this Section 5.08.

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

                                   ARTICLE VI

                                    REMEDIES
          Section 6.01  Breach of the Seller's Representations and Warranties;
                        -----------------------------------------------------
                        Non-delivery of Documents; Cure; Repurchase.
                        -------------------------------------------

          Upon discovery by the Purchaser of (i) a breach of any of the representations and warranties contained in Article III with respect to an Asset for which a good faith estimate of the cost to cure such breach exceeds the Cure Threshold or (ii) the Seller's failure to deliver any document described in
Section 2.03(iv)-(viii) and Section 2.04(ii)-(vii), the Purchaser shall give the Seller prompt written notice of such breach or non-delivery specifying in detail such breach or non-delivery and, in the case of a breach, the basis for the estimate of the cost to cure such breach. Such notice shall be given, in the case of any such breach, not later than one (1) day prior to the day on which the Seller's obligation to repurchase such Asset terminates pursuant to Section
6.02 or, in the case of any such non-delivery of documents, not later than twenty (20) Business Days after the termination of any servicing agreement between the Seller and the Purchaser with respect to the related Mortgage Loan or REO Property, if there is such a servicing agreement, or twenty (20) Business Days after the Closing Date, if there is no such servicing agreement. The Seller shall have a period of sixty (60) days from the date it receives such notice from the Purchaser to correct or cure such breach or non-delivery. With respect to any breach, if, at the expiration of such sixty (60) day period, the Seller has not cured or corrected such breach but has made reasonable progress toward effecting a cure or correction and the Seller in good faith believes that such breach can be cured or corrected within a reasonable period of time following the expiration of such sixty (60) day period, then the Seller shall give notice thereof to the Purchaser and shall have a reasonable additional period of time to cure or correct such breach; provided, however, that in no
                                               --------  -------
event shall such additional period of time extend beyond ninety (90) days following the expiration of the initial sixty (60) day period. If the Seller does not cure such breach or non-delivery within the time periods referred to in the prior two sentences of this Section 6.01 or, if at any earlier time it becomes reasonably determinable by the Seller that such breach or non-delivery cannot be cured or corrected and the Seller so notifies the Purchaser, then upon notice by the Purchaser to the Seller given not later than twenty (20) Business Days after the expiration of the period or periods of time to cure or correct (or such earlier notice from the Seller), the Seller shall repurchase from the Purchaser at the Repurchase Price the Asset with respect to which such breach or non-delivery relates in accordance with Section 6.03.

          Failure by the Purchaser to give any of the notices specified above within any of the periods specified above shall terminate the Seller's obligations under this Section 6.01 with respect to the related Asset. Furthermore, the foregoing shall not be interpreted to limit in any manner the Seller's right to dispute the existence of any breach or non-delivery specified by the Seller in any such notice.

          It is understood and agreed that the remedies contained in this
Section 6.01 shall be the sole and exclusive remedies of the Purchaser in connection with any breach by the Seller of the representations and warranties contained in Article III.

          Section 6.02  Termination of the Seller's Obligation to Repurchase.
                        ----------------------------------------------------

          The Seller's obligations to repurchase any Asset pursuant to Section 6.01, Article V and Section 2.06(d) shall terminate upon the earlier of (A) one hundred eighty (180) days from the Closing Date (or the earlier date provided in Section 2.06(d) or Article V), except to the extent any notice of breach, non-delivery, Structural Defect, Environmental Hazard or other notice involving

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------
the Seller's obligation to repurchase such Asset has previously been given by the Purchaser to the Seller as required prior thereto, and (B) the first to occur of the following events, whether or not notice of breach, non-delivery, Structural Defect, Environmental Hazard or other notice involving the Seller's obligation to repurchase such Asset has previously been given to the Seller:

                   (i) Any material alteration, modification or waiver of the terms of the related Mortgage Loan, Mortgage Note or Mortgage. Without limitation, it shall be deemed material to modify the Mortgage Loan by extending the maturity date for one year or more, reducing the interest rate by one percentage point or more, reducing the principal balance by ten percent or more, releasing any real property from the Mortgage, or any guaranty or surety, other than as required, and reducing the installment payment amounts such that the Mortgage Loan begins to negatively amortize. Forbearance for four months or less shall not be deemed a material modification.

                  (ii) The payment in full by Mortgagor or any guarantor or surety, satisfaction, cancellation, release, discharge, subordination or rescission of the related Mortgage Loan, Mortgage Note or Mortgage.

                 (iii) The transfer of title to the related REO Property or the transfer of the related Mortgage Loan, Mortgage Note or Mortgage, unless such transfer is to an affiliate of the Purchaser.

                  (iv) The condemnation of, or a casualty with respect to, the related Property or a material part thereof, except as provided in
          Section 6.05.

                   (v) The taking of any action or any inaction by the Purchaser that would subject the related Mortgage Loan to any valid right of rescission, set-off, abatement or diminution, or any valid counterclaim or defense that would prevent the Seller from foreclosing upon the Mortgaged Property.

                  (vi) The acquisition of title to the related Mortgaged Property pursuant to foreclosure or other proceedings or the acceptance of a deed in lieu of foreclosure by Purchaser.

          Section 6.03  Transfer of Mortgage Loan Asset and Mortgage Loan File
                        ------------------------------------------------------
                        Upon Repurchase.
                        ---------------

          Any repurchase of a Mortgage Loan Asset shall be accomplished by deposit in an account designated by the Purchaser of the amount of the Repurchase Price. Simultaneously therewith, the Purchaser shall (i) deliver to the Seller all originals and copies of the related Loan Documents and any other documents that were delivered to the Purchaser pursuant to this Agreement regarding such Mortgage Loan, together with any subsequent documents or records pertaining to such Mortgage Loan, as well as to the foreclosure or repossession of the Mortgaged Property; (ii) transfer, convey or assign to the Seller the Mortgage Loan Asset in the same manner as such Mortgage Loan Asset was transferred and assigned from the Seller to the Purchaser by documentation in the same form as that delivered from the Seller to the Purchaser and endorsed, where applicable as follows: "Pay to the order of Fidelity Federal Bank, F.S.B. without recourse" or such other documentation which may be necessary to effect the transfer from the Purchaser to the Seller; and (iii) assign and deliver all escrow accounts and amounts that represent collected and undisbursed impound or escrow funds received by the Purchaser on or after the Closing Date, if any, less any amounts representing negative escrow balances, if any, funded by the Purchaser on or

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------
after the Closing Date together with evidence thereof acceptable to the Seller; and (iv) deliver a certificate to the Seller certifying that, assuming the accuracy of the Seller's representation in Section 3.02(ii), the Purchaser has good title to, and is the sole owner of, such Mortgage Loan Asset, free and clear of any other ownership interest or participation interest in favor of any other Person and free and clear of any lien, charge or encumbrance. All amounts paid over to the Seller hereunder shall be without payment of interest thereon.

          Section 6.04  Transfer of REO Asset Upon Repurchase.
                        -------------------------------------

          Any repurchase of an REO Asset shall be accomplished by deposit in an account designated by the Purchaser of the amount of the Repurchase Price. Simultaneously therewith, the Purchaser shall: (i) convey any such REO Asset to the Seller by means of a quitclaim deed (or its equivalent under the law of the state where the related REO Property is located) delivered to the Seller; (ii) execute and deliver all other documents necessary to reconvey to the Seller all right, title and interest in and to such REO Asset, including, without limitation, assignment and assumption agreements with respect to any leases and keys; (iii) deliver to the Seller all originals and copies of the documents that were delivered to the Purchaser pursuant to this Agreement regarding such REO Property, together with any subsequent documents or records pertaining to such REO Property as well as to any eviction proceedings related thereto; and (iv) deliver a certificate to the Seller certifying that, assuming the accuracy of the Seller's representation in Section 3.03(ii), with respect to each REO Asset being reconveyed, the Purchaser has good title thereto and is the sole owner thereof, free and clear of any other ownership interest or participation interest in favor of any other Person, subject only to Permitted Encumbrances. All amounts paid over to the Seller hereunder shall be without payment of interest thereof. The Seller shall promptly after the repurchase of any REO Asset record the related deed and shall pay, as and when due, any transfer taxes, deed stamps, recording fees and other similar charges required to be paid in connection with any repurchase of REO Assets.

          Section 6.05  Risk of Loss.
                        ------------

          The risk of loss to a Property to be repurchased under Article VI remains with the Purchaser until the repurchase is consummated, provided,
                                                                --------
however, that if after the Seller has received written notice that the Purchaser
- - -------
will require the Seller to repurchase a specific Asset the related Property suffers an Insured Loss, the Seller shall repurchase such Asset and the Purchaser shall assign to the Seller the proceeds of the insurance covering the Insured Loss.

          Section 6.06  Breach of the Purchaser's Representations and
                        ---------------------------------------------
Warranties.
- - ----------

          The remedies of the Seller for any breach by the Purchaser of its representations and warranties contained in Article IV shall be those provided by applicable law.



                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

          Section 6.07  Distribution of Deposit and Remedies if No Closing.
                        --------------------------------------------------

          In the event that the purchase and sale transaction of the Assets contemplated in this Agreement does not close by the Closing Date, or a later date determined by the mutual written agreement of the parties, and such failure to close results from a breach of this Agreement by the Purchaser or the Purchaser's failure to satisfy a condition precedent set forth in Section 7.02, the Deposit (less $2,000) shall be irrevocably forfeited as liquidated damages. Prior to making a demand upon the Deposit Escrow Agent for such forfeiture of the Deposit (less $2,000), the Seller shall first have provided written notice of such breach or failure of such condition to the Purchaser, and two (2) business days shall have elapsed without a cure by the Purchaser. If the Deposit (less $2,000) has been paid and forfeited to the Seller as liquidated damages, the Purchaser shall be entitled to receive from the Deposit Escrow Agent the remaining $2,000 of the Deposit.

          THE PURCHASER AND THE SELLER AGREE THAT, IN THE EVENT OF SUCH FAILURE, THE SELLER'S ACTUAL DAMAGES MIGHT BE DIFFICULT TO ASCERTAIN BECAUSE OF UNCERTAINTIES IN THE MARKET FOR THE ASSETS AND POTENTIAL FLUCTUATIONS OVER TIME OF THE VALUE OF THE SAME, AND THAT THE DEPOSIT CONSTITUTES A GOOD FAITH REASONABLE ESTIMATE OF THE ACTUAL DAMAGES TO BE INCURRED BY THE SELLER AND THEREFORE THAT THE AMOUNT OF THE DEPOSIT IS REASONABLE AS LIQUIDATED DAMAGES FOR THE BENEFIT OF THE SELLER AND THE PURCHASER IN SUCH EVENT.

          /s/                                    /s/
          ------------------------------         ----------------------------
          Initials of the Purchaser              Initials of the Seller

          If such failure to close does not result from a breach of this Agreement by the Purchaser or the Purchaser's failure to satisfy a condition precedent to the Closing set forth in Section 7.02, or the condition precedent set forth in Section 7.03 is not satisfied, then the Seller shall instruct the Deposit Escrow Agent to pay to the Purchaser the full amount of the Deposit by wire transfer in immediately available funds to the account specified by the Purchaser within three (3) days of the date specified in this Section 6.08 or such earlier date by which the parties have mutually determined that the Closing shall not occur.

          Notwithstanding the foregoing, in the event that the Deposit is not received by the Deposit Escrow Agent as provided in Section 2.01, all of the rights and remedies of the Seller shall be expressly preserved and shall remain unimpaired and unaffected.




                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

          Section 6.07  Distribution of Deposit and Remedies if No Closing.
                        --------------------------------------------------

          In the event that the purchase and sale transaction of the Assets contemplated in this Agreement does not close by the Closing Date, or a later date determined by the mutual written agreement of the parties, and such failure to close results from a breach of this Agreement by the Purchaser or the Purchaser's failure to satisfy a condition precedent set forth in Section 7.02, the Deposit (less $2,000) shall be irrevocably forfeited as liquidated damages. Prior to making a demand upon the Deposit Escrow Agent for such forfeiture of the Deposit (less $2,000), the Seller shall first have provided written notice of such breach or failure of such condition to the Purchaser, and two (2) business days shall have elapsed without a cure by the Purchaser. If the Deposit (less $2,000) has been paid and forfeited to the Seller as liquidated damages, the Purchaser shall be entitled to receive from the Deposit Escrow Agent the remaining $2,000 of the Deposit.

          THE PURCHASER AND THE SELLER AGREE THAT, IN THE EVENT OF SUCH FAILURE, THE SELLER'S ACTUAL DAMAGES MIGHT BE DIFFICULT TO ASCERTAIN BECAUSE OF UNCERTAINTIES IN THE MARKET FOR THE ASSETS AND POTENTIAL FLUCTUATIONS OVER TIME OF THE VALUE OF THE SAME, AND THAT THE DEPOSIT CONSTITUTES A GOOD FAITH REASONABLE ESTIMATE OF THE ACTUAL DAMAGES TO BE INCURRED BY THE SELLER AND THEREFORE THAT THE AMOUNT OF THE DEPOSIT IS REASONABLE AS LIQUIDATED DAMAGES FOR THE BENEFIT OF THE SELLER AND THE PURCHASER IN SUCH EVENT.

          /s/[INITIALS APPEAR HERE]              /s/
          ------------------------------         ----------------------------
          Initials of the Purchaser              Initials of the Seller

          If such failure to close does not result from a breach of this Agreement by the Purchaser or the Purchaser's failure to satisfy a condition precedent to the Closing set forth in Section 7.02, or the condition precedent set forth in Section 7.03 is not satisfied, then the Seller shall instruct the Deposit Escrow Agent to pay to the Purchaser the full amount of the Deposit by wire transfer in immediately available funds to the account specified by the Purchaser within three (3) days of the date specified in this Section 6.08 or such earlier date by which the parties have mutually determined that the Closing shall not occur.

          Notwithstanding the foregoing, in the event that the Deposit is not received by the Deposit Escrow Agent as provided in Section 2.01, all of the rights and remedies of the Seller shall be expressly preserved and shall remain unimpaired and unaffected.




                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

          Section 6.07  Distribution of Deposit and Remedies if No Closing.
                        --------------------------------------------------

          In the event that the purchase and sale transaction of the Assets contemplated in this Agreement does not close by the Closing Date, or a later date determined by the mutual written agreement of the parties, and such failure to close results from a breach of this Agreement by the Purchaser or the Purchaser's failure to satisfy a condition precedent set forth in Section 7.02, the Deposit (less $2,000) shall be irrevocably forfeited as liquidated damages. Prior to making a demand upon the Deposit Escrow Agent for such forfeiture of the Deposit (less $2,000), the Seller shall first have provided written notice of such breach or failure of such condition to the Purchaser, and two (2) business days shall have elapsed without a cure by the Purchaser. If the Deposit (less $2,000) has been paid and forfeited to the Seller as liquidated damages, the Purchaser shall be entitled to receive from the Deposit Escrow Agent the remaining $2,000 of the Deposit.

          THE PURCHASER AND THE SELLER AGREE THAT, IN THE EVENT OF SUCH FAILURE, THE SELLER'S ACTUAL DAMAGES MIGHT BE DIFFICULT TO ASCERTAIN BECAUSE OF UNCERTAINTIES IN THE MARKET FOR THE ASSETS AND POTENTIAL FLUCTUATIONS OVER TIME OF THE VALUE OF THE SAME, AND THAT THE DEPOSIT CONSTITUTES A GOOD FAITH REASONABLE ESTIMATE OF THE ACTUAL DAMAGES TO BE INCURRED BY THE SELLER AND THEREFORE THAT THE AMOUNT OF THE DEPOSIT IS REASONABLE AS LIQUIDATED DAMAGES FOR THE BENEFIT OF THE SELLER AND THE PURCHASER IN SUCH EVENT.

          /s/[INITIALS APPEARS HERE]             /s/
          ------------------------------         ----------------------------
          Initials of the Purchaser              Initials of the Seller

          If such failure to close does not result from a breach of this Agreement by the Purchaser or the Purchaser's failure to satisfy a condition precedent to the Closing set forth in Section 7.02, or the condition precedent set forth in Section 7.03 is not satisfied, then the Seller shall instruct the Deposit Escrow Agent to pay to the Purchaser the full amount of the Deposit by wire transfer in immediately available funds to the account specified by the Purchaser within three (3) days of the date specified in this Section 6.08 or such earlier date by which the parties have mutually determined that the Closing shall not occur.

          Notwithstanding the foregoing, in the event that the Deposit is not received by the Deposit Escrow Agent as provided in Section 2.01, all of the rights and remedies of the Seller shall be expressly preserved and shall remain unimpaired and unaffected.




                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

          Section 6.07  Distribution of Deposit and Remedies if No Closing.
                        --------------------------------------------------

          In the event that the purchase and sale transaction of the Assets contemplated in this Agreement does not close by the Closing Date, or a later date determined by the mutual written agreement of the parties, and such failure to close results from a breach of this Agreement by the Purchaser or the Purchaser's failure to satisfy a condition precedent set forth in Section 7.02, the Deposit (less $2,000) shall be irrevocably forfeited as liquidated damages. Prior to making a demand upon the Deposit Escrow Agent for such forfeiture of the Deposit (less $2,000), the Seller shall first have provided written notice of such breach or failure of such condition to the Purchaser, and two (2) business days shall have elapsed without a cure by the Purchaser. If the Deposit (less $2,000) has been paid and forfeited to the Seller as liquidated damages, the Purchaser shall be entitled to receive from the Deposit Escrow Agent the remaining $2,000 of the Deposit.

          THE PURCHASER AND THE SELLER AGREE THAT, IN THE EVENT OF SUCH FAILURE, THE SELLER'S ACTUAL DAMAGES MIGHT BE DIFFICULT TO ASCERTAIN BECAUSE OF UNCERTAINTIES IN THE MARKET FOR THE ASSETS AND POTENTIAL FLUCTUATIONS OVER TIME OF THE VALUE OF THE SAME, AND THAT THE DEPOSIT CONSTITUTES A GOOD FAITH REASONABLE ESTIMATE OF THE ACTUAL DAMAGES TO BE INCURRED BY THE SELLER AND THEREFORE THAT THE AMOUNT OF THE DEPOSIT IS REASONABLE AS LIQUIDATED DAMAGES FOR THE BENEFIT OF THE SELLER AND THE PURCHASER IN SUCH EVENT.

          /s/                                    /s/[INITIALS APPEAR HERE]
          ------------------------------         ----------------------------
          Initials of the Purchaser              Initials of the Seller

          If such failure to close does not result from a breach of this Agreement by the Purchaser or the Purchaser's failure to satisfy a condition precedent to the Closing set forth in Section 7.02, or the condition precedent set forth in Section 7.03 is not satisfied, then the Seller shall instruct the Deposit Escrow Agent to pay to the Purchaser the full amount of the Deposit by wire transfer in immediately available funds to the account specified by the Purchaser within three (3) days of the date specified in this Section 6.08 or such earlier date by which the parties have mutually determined that the Closing shall not occur.

          Notwithstanding the foregoing, in the event that the Deposit is not received by the Deposit Escrow Agent as provided in Section 2.01, all of the rights and remedies of the Seller shall be expressly preserved and shall remain unimpaired and unaffected.




                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

                                  ARTICLE VII

                             CONDITIONS PRECEDENT

          Section 7.01  Conditions Precedent To Be Performed by the Seller.
                        --------------------------------------------------

          As a condition to the obligations of the Purchaser to purchase the Assets, the Seller shall deliver or cause to be delivered to the Purchaser on or before the Closing Date the following documents:

                (i) an officer's certificate of the Seller, dated as of the Closing Date, certifying to (a) the resolutions of the board of directors of the Seller authorizing its sale of the Assets and the other transactions contemplated hereby and the execution and delivery of all documents described herein, (b) the authority of the officer(s) signing on behalf of the Seller, and (c) the continued accuracy in all material respects of the representations and warranties contained in this Agreement as if such representations and warranties were made by the Seller on the Closing Date; and

               (ii) an opinion of counsel (which may be internal counsel) to the Seller, dated as of the Closing Date, to the effect that: (a) the Seller is a federal savings bank, duly chartered, validly existing and in good standing under the federal laws of the United States; (b) this Agreement has been duly authorized, executed and delivered on the part of the Seller and, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally (including laws and regulations affecting the rights of creditors of federal savings banks) and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), subject to customary assumptions and qualifications; (c) the consummation of the transactions contemplated by this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of the Seller's charter or by-laws or any material agreement or instrument to which the Seller is now a party and known to such counsel, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject and known to such counsel, which conflict, breach, default, acceleration or violation would have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement; (d) except as described on a schedule to the Agreement, there is no action, suit, proceeding or investigation pending or threatened against the Seller or relating to any Asset and known to such counsel, which, if determined adversely to the Seller, would prevent the consummation of the sale of the Assets to the Purchaser as contemplated hereby; and (e) no consent, approval, authorization or order of any court or governmental agency is required for the execution and delivery of this Agreement by the Seller or for the performance by the Seller of its obligations hereunder or, if required, such consent, approval, authorization or order will have been obtained prior to the Closing Date except for the Post-Closing Consents.


                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

          Section 7.02  Conditions Precedent To Be Performed by the Purchaser.
                        -----------------------------------------------------

          As a condition to the obligations of the Seller to sell the Assets, the Purchaser shall deliver or cause to be delivered to the Seller on or before the Closing Date the following documents:

                (i) an officer's certificate of the Purchaser, dated as of the Closing Date, certifying to (a) the resolutions of the board of directors of the Purchaser authorizing its purchase of the Assets and the other transactions contemplated hereby and the execution and delivery of all documents described herein, (b) the authority of the officer(s) signing on behalf of the Purchaser, and (c) the continued accuracy in all material respects of the representations and warranties contained in this Agreement as if such representations and warranties were made by the Purchaser on the Closing Date; and

               (ii) an opinion of counsel (which may be internal counsel) to the Purchaser, dated as of the Closing Date, to the effect that: (a) each entity comprising the Purchaser is a corporation or partnership, as the case may be, duly organized, validly existing and in good standing under the laws of the state of its organization; (b) this Agreement has been duly authorized, executed and delivered on the part of the Purchaser and, assuming due authorization, execution and delivery by the Seller, constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), subject to customary assumptions and qualifications; (c) the consummation of the transaction contemplated by this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of the Purchaser's charter or by-laws or any material agreement or instrument to which the Purchaser is now a party and known to such counsel, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Purchaser or its property is subject and known to such counsel, which conflict, breach, default, acceleration or violation would have a material adverse effect on the ability of the Purchaser to perform its obligations under this Agreement; (d) there is no action, suit, proceeding or investigation pending or threatened against the Purchaser and known to such counsel, which, if determined adversely to the Purchaser, would prevent the consummation of the purchase of the Assets by the Purchaser as contemplated hereby; and (e) no consent, approval, authorization or order of any court or governmental agency is required for the execution and delivery of this Agreement by the Purchaser or for the performance by the Purchaser of its obligations hereunder or, if required, such consent, approval, authorization or order will have been obtained prior to the Closing Date except for the Post-Closing Consents.

          Section 7.03  Additional Condition Precedent.

          The obligations of the Seller and the Purchaser under this Agreement shall be subject to and conditioned upon the consummation of the issuance and sale of the Class A Common Stock, par value $.01 per share, and the Class C Common Stock, par value $.01 per share, pursuant to the Offering Circular dated July 12, 1994 and filed with the Office of Thrift Supervision, on substantially the terms described therein.


                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

                                 ARTICLE VIII
                           MISCELLANEOUS PROVISIONS

          Section 8.01  Governing Law; Jurisdiction; Consent to Service of
                        --------------------------------------------------
Process.
- - --------

          This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, United States of America. Each of the parties hereto hereby irrevocably (i) submits to the non-exclusive jurisdiction of the courts of the State of California and the federal courts of the United States of America for the Central District of California for the purpose of any action or proceeding relating to this Agreement; (ii) waives, to the fullest extent permitted by law, the defense of an inconvenient forum in any action or proceeding in any such court; (iii) agrees that a final judgment in any action or proceeding in any such court shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; and (iv) consents to service of process upon it by mailing a copy thereof by certified mail addressed to it and its counsel as provided for notices hereunder.

          Section 8.02  Hart-Scott-Rodino.
                        -----------------

          The Purchaser and the Seller agree to cooperate in connection with the preparation, signing and filing of any documents which counsel to the Purchaser or the Seller advises are necessary under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, and each acknowledge and agree that the Closing Date shall be postponed, to the extent necessary, to comply with the requirements of such Act, if applicable to the transactions contemplated herein.

          Section 8.03  Confidentiality.
                        ---------------

          Neither party to this Agreement (or employee or agent under its control) shall without the prior written consent of the other disclose to any third party any information regarding this Agreement or the transactions contemplated herein, except to the extent that such disclosure is (i) required to effect the transactions contemplated herein, (ii) made to an affiliate of the Purchaser, (iii) required by law or regulation, (iv) necessary to permit the audit of the accounts of a party hereto, (v) made to notify a third party of the ownership of the Asset by the Purchaser, without disclosing other terms of this Agreement, or (vi) made in order to initiate, defend or otherwise pursue legal proceedings between the parties regarding this Agreement or the transactions contemplated hereby. The Purchaser shall preserve the confidentiality of any confidential information relating to the Mortgagors. This Agreement shall not, and no memorandum or other document relating to this Agreement shall, be recorded without the prior written consent of the Seller.

          Section 8.04  Broker's Fees.
                        -------------

          In the event that any REO Property is subject to a listing agreement between the Seller and a broker, the Seller shall be solely responsible for the payment of any fee, commission or other compensation payable pursuant to any such listing agreements based upon a sale of such REO Property to the Purchaser.

          Section 8.05  Notices.
                        -------

          Any notices or other communications permitted or required hereunder shall be in writing and shall be personally delivered or mailed by certified mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or facsimile and confirmed by a similar mailed writing, to the following addresses, or such other address as may hereafter be furnished in writing:

                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

                  (i)  in the case of the Seller,

                          Fidelity Federal Bank, F.S.B.
                          4565 Colorado Boulevard
                          Los Angeles, California 90039
                          Attention:  James F. Barnett
                                      Senior Vice President,
                                      Credit Administration

                          Facsimile: (818) 549-3002

                          with a copy to:

                          Fidelity Federal Bank, F.S.B.
                          Legal Department
                          600 N. Brand Boulevard
                          Glendale, California  91209
                          Attention:  Frederick I. Fox, Esq.

                          Facsimile: (818) 549-3773

                  (ii) in the case of the Purchaser,

                          Internationale Nederlanden (U.S.) Capital Corporation 333 S. Grand Avenue
                          Los Angeles, California  90071
                          Attention:  Ms. Laura Olinski

                          Facsimile: (213) 687-7324

                          with a copy to:

                          Essex Management Corporation
                          777 California Avenue
                          Palo Alto, California  94304
                          Attention:  Mr. Ray Hedrick

                          Facsimile: (415) 858-0139

                          and

                          Farallon Capital Partners, L.P.
                          Tinicum Partners, L.P.
                          One Maritime Plaza, Suite 1250
                          San Francisco, California  94111
                          Attention:  Mr. Stephen L. Millman
                                      and Mr. Jason Fish

                          Facsimile: (415) 421-2133

Notices shall be effective on receipt.


                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

          Section 8.06  Severability of Provisions.
                        --------------------------

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, the invalidity of any such covenant, agreement, provision or term of this Agreement shall in no way affect the validity or enforceability of the other provisions of this Agreement.

          Section 8.07  Schedules and Exhibits.
                        ----------------------
          The schedules and exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

          Section 8.08  Waivers and Amendments.
                        ----------------------

          This Agreement may be amended, supplemented, canceled or extended, and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties or, in the case of a waiver, by an authorized representative of the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

          Section 8.09  No Third Party Rights.
                        ---------------------

          This Agreement is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person or entity other than the parties hereto.

          Section 8.10  Successors and Assigns.
                        ----------------------

          This Agreement shall be binding upon and inure to the benefit of the Purchaser and the Seller and their respective successors and assigns; provided,
                                                                      --------
however, that (i) notwithstanding any assignment by the Purchaser or the Seller,
- - -------
such party shall remain liable for its obligations hereunder, including but not limited to any assignment pursuant to the last sentence of this Section 8.10,
(ii) only the Purchaser or its affiliates shall be entitled to exercise any remedies against the Seller granted to the Purchaser in Articles V and VI of this Agreement, and (iii) the Purchaser shall not assign its rights under this Agreement prior to the Closing Date without the prior written consent of the Seller, in its sole discretion. Notwithstanding the foregoing, the Purchaser may assign its rights under this Agreement to a partnership to be formed, which will be comprised of one or more affiliates of the three entities comprising the Purchaser and shall be deemed an affiliate of the Purchaser under clause (ii) of this Section 8.10, provided that the form of the assignment is approved by the Seller in advance, such approval not to be unreasonably withheld, and provided the Purchaser shall submit to the Seller certified copies of the partnership documentation for such proposed assignee.

          Section 8.11  Captions.
                        --------

          All section titles or captions contained in this Agreement or in the schedules and exhibits annexed hereto or referred to herein, and the table of contents to this Agreement, are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement.



                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

          Section 8.12  Counterparts.
                        ------------

          This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

          Section 8.13  Entire Agreement.
                        ----------------

          This Agreement (including the schedules and exhibits annexed hereto or referred to herein and the agreements executed and delivered pursuant to the terms hereof), the Confidentiality Agreement executed and delivered by the Purchaser in connection with the transactions contemplated by this Agreement, and the Deposit Escrow Agreement contain the entire agreement between the parties with respect to the transactions contemplated hereby and supersede all prior agreements, written or oral, with respect thereto.

          Section 8.14  No Merger.
                        ---------

          Unless otherwise expressly provided herein, the representations, warranties, covenants and agreements shall survive the Closing, the sale of Assets contemplated hereby and the delivery of any deeds or other documents in connection herewith.

          Section 8.15  Attorneys Fees.
                        --------------

          In the event of litigation concerning a dispute between the parties to this Agreement, the prevailing party in such proceeding (or the party who prevails on the most issues), shall be entitled to reimbursement by the other party for the reasonable attorneys fees and expenses of the prevailing (or most prevailing) party.

          Section 8.16  Obligations of the Purchaser.
                        ----------------------------
          The obligations of the parties constituting the Purchaser shall be joint and several.








                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                    FIDELITY FEDERAL BANK, F.S.B.


                                    By: /s/ Richard M. Greenwood
                                       ------------------------------
                                       Name:  Richard M. Greenwood
                                       Title: Chairman of the Board,
                                              President and
                                              Chief Executive Officer


                                    INTERNATIONALE NEDERLANDEN (U.S.)
                                    CAPITAL CORPORATION


                                    By: /s/ Laura B. Olinski
                                       ------------------------------
                                       Name:  Laura B. Olinski
                                       Title: Vice President


                                    FARALLON CAPITAL PARTNERS, L.P.


                                    By: /s/ Jason M. Fish
                                       ------------------------------
                                       Name:  Jason M. Fish
                                       Title: General Partner


                                    TINICUM PARTNERS, L.P.


                                    By: /s/ Jason M. Fish
                                       ------------------------------
                                       Name:  Jason M. Fish
                                       Title: General Partner

                                    ESSEX MANAGEMENT CORPORATION

                                    By: /s/ Keith Guericki
                                       ------------------------------
                                       Name:  Keith Guericki
                                       Title: President



                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

                                Schedule 1.01-A
                                ---------------

                           Allocated Price Schedule












                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

- - --------------------------------------------------------------------------------
Essex Property Trust/ING Capital Corporation/Farralon Capital Partners
Fidelity Federal Telestar Portfolio (Final/Accepted Bid - Conforming Bid #2)
- - --------------------------------------------------------------------------------

                                                            Final/Accepted Bid                     Final Price with Adjustments
         Fidelity                                     -----------------------------                -----------------------------
Asset #  Asset #         Address                         UPB    Bid Price  % of UPB   Adjustments     UPB    Bid Price  % of UPB
- - --------------------------------------------------    -----------------------------   -----------  -----------------------------

  8           522  38431 5th Street East              $358,269    $29,673     8.28%                $358,269    $29,673     8.28%
 23           537  3735-3737 Kansas Avenue            $557,273   $232,042    41.64%                $557,273   $232,042    41.64%
 47           603  3450-3460 Dwight Street            $346,585    $30,817     8.89%                $346,585    $30,817     8.89%
 30           713  917 S. Catalina Street             $360,876   $199,789    55.36%                $360,876   $199,789    55.36%
 53           723  636 East 97th Street               $347,677   $207,054    59.55%                $347,677   $207,054    59.55%
 77           762  1626 Pacific Avenue                $344,238   $176,716    51.34%                $344,238   $176,716    51.34%
 42           779  9607-9609 Glasgow Place            $454,956   $274,405    60.31%                $454,956   $274,405    60.31%
 43           780  5306 Arbor Vitae Street            $460,265   $256,022    55.62%                $460,265   $256,022    55.62%
 48           797  5452 Olivewood                     $443,958   $128,119    28.86%                $443,958   $128,119    28.86%
 61           799  2042 Corning Street                $326,918   $176,189    53.89%                $326,918   $176,189    53.89%
 16           810  73823, 73879 Sunnyslope            $243,960    $53,768    22.04%                $243,960    $53,768    22.04%
                                                  ----------------------------------           ----------------------------------
  6           826  557 N. Tustin Avenue                Pulled from Porfolio                         Pulled from Porfolio
                                                  ----------------------------------           ----------------------------------
 12           830  6959 Orcutt Avenue                 $134,845    $94,042    69.74%                $134,845    $94,042    69.74%
 90           844  626-632 Linden Avenue              $385,788   $187,502    48.60%                $385,788   $187,502    48.60%
 85           857  1122 West 166th Street             $635,130   $330,011    51.96%                $635,130   $330,011    51.96%
 36           859  5513-5517 West 98th Street         $313,868   $133,909    42.66%                $313,868   $133,909    42.66%
 68           860  599-601 East Hyde Park Place       $385,336    $87,937    22.82%                $385,336    $87,937    22.82%
 21           865  4534 West 115th Street             $298,085   $154,810    51.93%                $298,085   $154,810    51.93%
 79           871  6330 Arbutus Street                $360,786   $272,396    75.50%                $360,786   $272,396    75.50%
 81           872  6930 Simpson Avenue                $310,232   $159,107    51.29%                $310,232   $159,107    51.29%
 91           877  1873 Pumalo Street                 $372,932   $255,330    68.47%                $372,932   $255,330    68.47%
 20           885  1308-1310 1/2 East 7th Street      $257,296   $165,998    64.52%                $257,296   $165,998    64.52%
 74           889  639 Karesh Avenue                  $200,302    $58,660    29.29%                $200,302    $58,660    29.29%
 73           890  627 Karesh Avenue                  $201,460    $58,660    29.12%                $201,460    $58,660    29.12%
 40           892  320 & 324 Stillman                 $355,545   $181,045    50.92%                $355,545   $181,045    50.92%
 86           902  165 East Market Street             $399,037   $182,813    45.81%                $399,037   $182,813    45.81%
 32           903  720 Maine Avenue                   $325,593   $121,520    37.32%                $325,593   $121,520    37.32%
 80           910  1600-1614 East 10th Street         $308,738   $108,568    35.17%                $308,738   $108,568    35.17%
 62           912  3147 El Segundo Blvd.              $716,326   $392,600    54.81%                $716,326   $392,600    54.81%
 63           913  3155 El Segundo Blvd.              $716,332   $395,305    55.18%                $716,332   $395,305    55.18%
 57           920  928 S. Fann Street                 $330,034   $230,561    69.86%                $330,034   $230,561    69.86%
 25           927  3781 Harvill Lane                  $305,834   $200,979    65.72%
 59           930  623 E. 53rd Street                 $627,441   $261,860    41.73%
 71           934  10146 S. Regatta Avenue            $705,135   $364,280    51.66%
 37           935  10304 Commerce Avenue              $260,389   $181,023    69.52%
 93           939  946-950 West Beach Avenue          $963,357   $644,899    66.94%
  4           944  4810, 4830, 4850 Bandera Street  $1,344,728   $858,382    63.83%
 22           949  5505 Bonner Avenue                 $364,756   $209,592    57.46%

- - --------------------------------------------------------------------------------
Essex Property Trust/ING Capital Corporation/Faralon Capital Partners
Fidelity Federal Telestar Portfolio (Final/Accepted Bid - Conforming Bid#2)
- - --------------------------------------------------------------------------------

                                                          Final/Accepted Bid                         Final Price with Adjustments
        Fidelity                                   --------------------------------  ----------- --------------------------------
Asset # Asset #             Address                   UPB       Bid Price  % of UPB  Adjustments    UPB       Bid Price  % of UPB
- - ------- -------- --------------------------------- ----------   ---------  --------  ----------- ----------   ---------  --------
 17         953  10592 Sunset Avenue                 $390,666    $206,956   52.98%                 $390,666    $206,956   52.98%
 46         954  2635 Pacific Street                 $254,790    $124,566   48.69%                 $254,790    $124,566   48.89%
 69         955  66384 & 66396 2nd Street            $209,534     $94,895   45.29%                 $209,534     $94,895   45.29%
 31         959  2601 So. El Camino Real             $325,736    $237,547   72.93%                 $325,736    $237,547   72.93%
  1         961  8404 Willis Avenue                $1,699,767    $975,332   57.38%               $1,699,767    $975,332   57.38%
  7         964  527 Tustin Avenue                   $589,695    $453,606   76.92%                 $589,695    $453,606   76.92%
 38         966  4562 Hamilton Street                $303,313    $174,914   57.67%                 $303,313    $174,914   57.67%
 33         976  3751 Harvill Lane                   $286,040    $168,183   58.80%                 $286,040    $168,183   58.80%
 24         978  1688 Kingsley                       $360,492    $189,516   52.57%                 $360,492    $189,516   52.57%
 83         985  6515 Victoria Avenue                $429,595    $259,809   60.48%                 $429,595    $259,809   60.48%
 28         986  1114 West Santa Ana Blvd.         $1,833,647    $906,632   49.44%               $1,833,647    $906,632   49.44%
  3         988  2054 North Argyle Avenue          $1,229,802    $907,613   73.80%               $1,229,802    $907,613   73.80%
 11         989  1059 S. Manhattan Place           $1,105,747    $466,108   42.15%               $1,105,747    $466,108   42.15%
 35         995  1225 North Cherokee Avenue        $1,132,351    $599,839   52.97%               $1,132,351    $599,839   52.97%
 88         998  315-319 N. Brand Blvd.              $350,571    $190,937   54.46%                 $350,571    $190,937   54.46%
 60        1003  14800 Victory Blvd.                 $950,655    $487,397   51.27%                 $950,655    $487,397   51.27%
  5        1004  7005-7009 Coldwater Canyon Ave    $2,322,443  $1,285,697   55.36%               $2,322,443  $1,285,697   55.36%
 49        1012  244 W. Spazler Avenue               $852,798    $573,231   67.22%                 $852,798    $573,231   67.22%
 67        1013  1633 Stanley Avenue                 $693,299    $411,424   59.34%                 $693,299    $411,424   59.34%
 27        1020  1040 Ohio Avenue                    $367,802    $187,584   51.00%                 $367,802    $187,584   51.00%
 70        1023  668 N. "H" Street                   $327,740     $94,930   28.97%      $1,320     $327,740     $93,610   28.56%
 95        1026  2121 South Marvin Avenue            $344,823    $222,678   64.58%      $9,246     $344,823    $213,432   61.90%
 58        1027  622 Warm Sands Drive                $226,884    $194,355   85.66%      $1,978     $226,884    $192,377   84.79%
 26        1030  403 South Occidental Blvd.          $636,201    $456,553   71.76%                 $636,201    $456,553   71.76%
  2        1031  12020 Grevillea Avenue            $1,772,238  $1,267,927   71.54%     $20,000   $1,772,236  $1,247,927   70.42%
  9     2021530  2467 Angela Street                  $516,476    $367,259   71.11%      $7,874     $516,476    $359,385   69.58%
 10     2022632  955 S. Hansen Avenue                $465,971    $242,103   51.96%      $4,818     $465,971    $237,285   50.92%
 13     2156064  2710 Kollmar Drive                  $963,629    $716,913   74.40%     $75,519     $963,629    $641,394   66.56%
 14     2156125  2718 Kollmar Drive                  $699,309    $533,002   76.22%     $58,739     $699,309    $474,263   67.82%
 15     2167521  1107-1109 Boynton Street            $467,739    $254,377   54.38%        $110     $467,739    $254,267   54.36%
 18     2211343  845 N. Marengo Avenue               $475,341    $378,865   79.70%                 $475,341    $378,865   79.70%
                                                   ---------------------------------             ---------------------------------
 19     2211442  2011 Peyton Avenue                      Pulled from Portfolio                         Pulled from Portfolio
                                                   ---------------------------------             ---------------------------------
 29     2342315  910 West Walnut Avenue              $224,501    $153,576   68.41%      $2,835     $224,501    $150,741   67.14%
 34     2366274  1215 Cherokee Avenue              $1,042,214    $600,256   57.59%     $63,849   $1,042,214    $536,407   51.47%
 39     2375131  7202 Milton Avenue                  $284,990    $161,946   56.83%      $6,150     $284,990    $155,796   54.67%
                                                   ---------------------------------             ---------------------------------
 41     2375322  126, 134 Gaviota Avenue (Removed)       Pulled from Portfolio                         Pulled from Portfolio
                                                   ---------------------------------             ---------------------------------
 44     2377465  14640 Friar Street                $1,101,454    $673,198   61.12%      $1,804   $1,101,454    $671,394   60.96%
 45     2379324  860-870 N. Campus Avenue            $566,293    $417,481   73.72%      $6,841     $566,293    $410,640   72.51%

- - --------------------------------------------------------------------------------
Essex Property Trust/ING Capital Corporation/Faralon Capital Partners
Fidelity Federal Telestar Portfolio (Final/Accepted Bid - Conforming Bid#2)
- - --------------------------------------------------------------------------------

                                                           Final/Accepted Bid                         Final Price with Adjustments
        Fidelity                                      ----------------------------                    ----------------------------
Asset # Asset #         Address                       UPB     Bid Price  % of UPB   Adjustments     UPB    Bid Price   % of UPB
- - ------- --------        -------                       ---     ---------  --------   -----------     ---    ---------   --------
  50     2386551  585 San Francisco Avenue          $167,377     $63,259   37.79%        $2,269     $167,377     $60,990   36.44%
  54     2393184  232 & 236 South Harvard Blvd.     $553,118    $365,701   66.12%       $29,699     $553,118    $336,002   60.75%
                                                 --------------------------------                --------------------------------
  55     2393528  5630 Ash Street (Dropped 6/27/94)      Pulled from Portfolio                         Pulled from Portfolio
                                                 --------------------------------                --------------------------------
  56     2393924  21228 Western Avenue              $980,569    $575,278   58.67%                   $980,569    $575,278   58.67%
  64     2402354  11934 Eucalyptus Avenue           $294,982    $147,058   49.85%       $12,724     $294,982    $134,334   45.54%
  65     2403234  1660E. Kingsley Avenue            $329,540    $197,351   59.89%                   $329,540    $197,351   59.89%
  66     2403258  990 West 9th Street               $978,197    $357,068   36.50%       $18,043     $978,197    $339,025   34.66%
  72     2406097  14646 Blythe Street               $830,248    $251,231   30.26%                   $830,248    $251,231   30.26%
  75     2408376  4427 Woodman Avenue               $777,287    $596,656   76.76%        $1,076     $777,287    $595,580   76.62%
  76     2413729  14639 Friar Street                $576,283    $308,427   53.52%                   $576,283    $308,427   53.52%
  78     2414630  2255 Orange Street                $409,451    $176,610   43.13%                   $409,451    $176,610   43.13%
  82     2418793  920-930 Stilman Avenue            $803,140    $480,455   59.82%                   $803,140    $480,455   59.82%
  84     2423177  517 South Rampart Blvd.           $786,851    $262,539   33.37%        $4,969     $786,851    $257,570   32.73%
  87     2431994  9010-9018 Painter Avenue          $278,391    $199,453   71.64%                   $278,391    $199,453   71.64%
  89     2437008  13926 Ramhurst Drive            $1,090,821    $767,109   70.32%          $110   $1,090,821    $766,999   70.31%
  92     2447944  2806-2816 1/2 West Blvd.          $583,127    $155,595   26.68%       $14,250     $583,127    $141,345   24.24%
  94     2449841  205 West Tichenor Street          $231,929    $125,927   54.30%          $985     $231,929    $124,942   53.87%
  96     2456634  12254 Burbank Blvd.             $1,183,474    $696,916   58.89%                 $1,183,474    $696,916   58.89%
  97     2481128  5701-23 Corbett Street            $588,441    $473,305   80.43%                   $588,441    $473,305   80.43%
         -------------------------------------   --------------------------------                --------------------------------
  51              Pulled from Portfolio                  Pulled from Portfolio                         Pulled from Portfolio
         -------------------------------------   --------------------------------                --------------------------------
  52              Pulled from Portfolio                  Pulled from Portfolio                         Pulled from Portfolio
         -------------------------------------   --------------------------------    ----------  --------------------------------
Totals prior to credit for delinquent taxes to
Seller                                           $53,072,050 $29,893,524   56.33%      $345,208  $53,072,050 $29,548,316   55.68%

Deduction for delinquent property taxes: Per                   ($325,208)               $20,000 reflects price adjustment as agreed
JP Morgan the seller is to be credited this      --------------------------------       by Buyer and Seller
amount                                           $53,072,050 $29,568,316   55.71%

                                Schedule 1.01-B
                                ---------------

                            Mortgage Loan Schedule









                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

MORTGAGE LOAN SCHEDULE           Figures as of 5/31/94                                                                Report Date:

Telstar Residential 5+ Units


    Cal. Loan #  REO    Name           Address                City      ST  Zip   Units  PType  FFB Gross  Due Dt  Pos  Escrow Bal
    ---- ------  ---    ----           -------                ----      --  ---   -----  -----  ---------  --- --  ---  ------ ---
 1   T2  2010523 961  MAX & SA   5404 WILLIS AVE        PANORAMA CITY   CA  91402    52  RS     1,699,767           1
 2   T2  2014143     RSTINVESTM  12020 GREVILLEA AVE   HAWTHORNE       CA  90250    34  RS     1,772,236 12/01/93  1            0
 3   T2  2016927 988             2054N ARGYLE AVE       LOS ANGELES     CA  90068    31  RS     1,229,802           1
 4   T1  2018916 944 SSNIJJAR    4810 4830 4850 BANDE   MONTCLAIR       CA  91763    42  RS     1,344,728           1
 5   T2  2019650   4  HERBERT    7005 COLDWATER CYN     NORTH HOLLYWOOD CA  91605    44  RS     2,322,443           1
 6   T2  2020506 964 J BISHOP    527N TUSTIN AVE        SANTA ANA       CA  92705    12  RS       589,695           1
 7   T1  2021202 522             38431 5TH STREET EAST  PALMDALE        CA  93550    12  RS       358,269
 8   T2  2021530     PSNIJJAR    2467 ANGELA ST         POMONA          CA  91766    19  RS       516,476 01/01/94  1            0
 9   T2  2022632     PSNIJJAR    955S HANSEN AVE        POMONA          CA  91766    12  RS       465,971 01/01/94  1            0
10   T2  2025426 989 T MORRILL   1059S MANHATTAN PL     LOS ANGELES     CA  90019    43  RS     1,105,747           1
11   T1  2040541 830 CPMIKALONI  6959 ORCUTT AVE        LONG BEACH      CA  90805     6  RS       134,845           1
12   T2  2156064      ALLAN CA   2710 KOLLMAR DR        SAN JOSE        CA  95127    24  RS       963,629 10/01/93  1            0
13   T2  2156125     ACTENNANT   2718 KOLLMAR DR        SAN JOSE        CA  95127    16  RS       699,309 11/01/93  1            0
14   T2  2167521      JOHN M D   1107 1109 BOYNTON ST   GLENDALE        CA  91205    18  RS       487,739 10/01/93  1            0
15   T1  2177207 810 JWPIERCE    73823 879 SUNNYSLOPE   29 PALMS        CA  92277    10  RS       243,960           1
16   T2  2192145 953 HJGERWIN    10592 SUNSET AVE       DESERT HOT SPR  CA  92240    12  RS       390,666           1
17   T2  2211343     PSNIJJAR    845N MARENGO AVE       PASADENA        CA  91103    16  RS       475,341 01/01/94  1            0
19   T1  2250126 885 WLKUHN      1306 1310 1/2 E 7TH    LONG BEACH      CA  90813    10  RS       257,296           1
20   T1  2278058 865 RRMARTINEZ  4534W 115TH ST         HAWTHORNE       CA  90250     6  RS       298,085           1
21   T1  2292670 949 AGGNPRTNR   5505 BONNER AVE        NORTH HOLLYWOOD CA  91601    12  RS       364,758           1
22   T1  2299244 537             3735-3737 KANSAS AVEN  RIVERSIDE       CA  92507    16  RS       557,273
23   T1  2300045 978 LPGUAPO     1685E KINGSLEY AVE     POMONA          CA  91767    10  RS       360,492           1
24   T1  2321028 927 EROLSON     3781 HARVILL LN        RIVERSIDE       CA  92503     8  RS       305,834           1
25   T2  2324478     RLALVAREZR  403S OCCIDENTIAL BLVD  LOS ANGELES     CA  90057    16  RS       636,201 11/01/93  1            0
26   T2  2325228     SYOSAKO     1040 OHIO AVE          LONG BEACH      CA  90804     8  RS       367,802 12/01/93  1            0
27   T2  2326672 986 BDLEE       1114W SANTA ANA BLVD   SANTA ANA       CA  92703    36  RS     1,833,647           1
28   T2  2342315     PSNIJJAR    910W WALNUT AVE        MONROVIA        CA  91016     6  RS       224,501 01/01/94  1            0
29   T1  2345291 713             917 SOUTH CATALINA ST  LOS ANGELES     CA  90006     5  RS       360,876
30   T2  2345680 959 P SHIKLI    2601S EL CAMINO REAL   SAN CLEMENTE    CA  92672     8  RS       325,738           1
31   T1  2351159 903 RTKELLY     720 MAINE AVE          LONG BEACH      CA  90813     8  RS       325,593           1
32   T2  2363329 976 TBOKEEFE    3751 HARVILL LN        CORONA          CA  92503     8  RS       286,040           1
33   T2  2366274     H YEOH      1215N CHEROKEE AVE     LOS ANGELES     CA  90038    20  RS     1,042,214 11/01/93  1            0
34   T2  2371030 995 H YEOH      1225N CHEROKEE AVE     LOS ANGELES     CA  90038    20  RS     1,132,351           1
35   T1  2371375 859 JDTRUST     5513 5517 W 96TH ST    LOS ANGELES     CA  90045     7  RS       313,868           1
36   T1  2371634 935 W LARSON    10304 COMMERCE AVE     TUJUNGA         CA  91042     6  RS       260,389           1
37   T2  2372064 966 FHCHOU      4562 HAMILTON ST       SAN DIEGO       CA  92116     7  RS       303,313           1
38   T2  2375131     J VILLARRE  7202 MILTON AVE        WHITTIER        CA  90602     5  RS       284,990 10/01/93  1            0
39   T1  2375155 892 WCLIU       320 324 STILLMAN AV    UPLAND          CA  91786     8  RS       355,545           1
41   T1  2377212 779             9607-9609 GLASGOW PLA  LOS ANGELES     CA  90045     6  RS       454,956
42   T1  2377229 780             5306 5308 W ARBORVITA  LOS ANGELES     CA  90045     6  RS       460,265
43   T2  2377465     F KHALILI   14640 FRIAR ST         VAN NUYS        CA  91411    17  RS     1,101,454 11/01/93  1            0
44   T1  2379324     JCVOLANTE   860 870 N CAMPUS AV    UPLAND          CA  91786    15  RS       566,293 06/01/94  1            0
45   T2  2379751 954 J ELLIOTT   2635 PACIFIC ST        SAN BERNARDIN   CA  92346    10  RS       254,790           1
46   T1  2379935 603             3450 AND 3460 DWIGHT S RIVERSIDE       CA  92507    12  RS       346,585
47   T1  2380874 797             5452 OLIVEWOOD         RIVERSIDE       CA  92506    12  RS       443,958
48   T2  2384937  12 JFBREWER    244W SPAZIER AVE       BURBANK         CA  91502    12  RS       852,796           1

    7/11/94



                           Current   Monthly   Original                ARM/
    Escrow Adv  Suspense  Intrst Rt  P&I Pymt   Ln Amnt  Maturity Dt  Fixed  %FFB
    ------ ---  --------  ------ --  --- ----   -- ----  -------- --  -----  ----
 1                                                                           100%
 2           0         0      5.96%    12,405  1,860,000  05/01/2017    ARM  100%
 3                                                                           100%
 4                                                                           100%
 5                                                                           100%
 6                                                                           100%
 7                                                                           100%
 8       7,874     4,579      6.34%     3,522    528,500  09/01/2019    ARM  100%
 9       4,818     7,663      6.21%     3,361    479,000  01/01/2020    ARM  100%
10                                                                           100%
11                                                                           100%
12      75,519     1,948      6.13%     6,852  1,030,000  04/01/2016    ARM  100%
13      58,739     2,950      6.13%     4,995    750,000  04/01/2016    ARM  100%
14         110         0      6.13%     3,327    500,000  04/01/2016    ARM  100%
15                                                                           100%
16                                                                           100%
17           0    11,526      5.96%     3,512    506,200  01/01/2017    ARM  100%
19                                                                           100%
20                                                                           100%
21                                                                           100%
22                                                                           100%
23                                                                           100%
24                                                                           100%
25           0         0      6.06%     4,256    647,000  10/01/2018    ARM  100%
26           0         0      6.06%     2,464    375,000  10/01/2018    ARM  100%
27                                                                           100%
28       2,835     5,572      6.06%     1,489    228,750  12/01/2018    ARM  100%
29                                                                           100%
30                                                                           100%
31                                                                           100%
32                                                                           100%
33      63,849         0      6.34%     7,089  1,051,000  09/01/2004    ARM  100%
34                                                                           100%
35                                                                           100%
36                                                                           100%
37                                                                           100%
38       6,150         0      6.34%     1,952    287,000  08/01/2004    ARM  100%
39                                                                           100%
41                                                                           100%
42                                                                           100%
43       1,804    19,398      6.21%     7,359  1,117,500  10/01/2004    ARM  100%
44       6,841         0      6.34%     3,823    588,500  12/01/2019    ARM  100%
45                                                                           100%
46                                                                           100%
47                                                                           100%
48                                                                           100%



MORTGAGE LOAN SCHEDULE            Figures as of 5/31/94                           Report Date:

Telstar Residential 5+ Units

  Cal. Loan#  REO      Name     Address                City        ST  Zip Units PType FFB Gross   Due Dt  Pos Escrow Bal Escrow Adv
  ---  ----   ---      ----     -------                ----        --  --- ----- ----- ---------   ------  --- ---------- ----------
49 T1 2386551      EWRUBIN    585 SAN FRANCISCO A   POMONA         CA 91767    5 RS      167,377  08/01/93  1           0      2,269
50 T1 2388786 723             636 EAST 97TH STREET  INGLEWOOD      CA 90301    9 RS      347,677
51 T2 2393184      RLALVAREZ  232 238 S HARVARD B   LOS ANGELES    CA 90004   19 RS      553,118  12/01/93  1           0     29,699
52 T2 2393924      TYFAMILYTR 21228 WESTERN AVE     LOS ANGELES    CA 90501   22 RS      980,569  12/01/93  1           0          0
53 T1 2399250 920  AHSHER     928S FANN ST          ANAHEIM        CA 92804    7 RS      330,034            1
54 T2 2399274      JAMCNAMARA 622 WARM SANDS DR     PALM SPRINGS   CA 92264    7 RS      225,884  12/01/93  1           0      1,978
55 T1 2399427 930  MP JOSEPH  628E 53RD ST          LONG BEACH     CA 90805   14 RS      627,441            1
56 T2 2399946   3  HRMORENO   14800 VICTORY BLVD    VAN NUYS       CA 91411   15 RS      950,655            1
57 T1 2401214 799             2042 CORNING STREET   LOS ANGELES    CA 90034    6 RS      326,918
58 T1 2402163 912  DANNY LI   3147 EL SEGUNDO BLV   LYNWOOD        CA 90262   20 RS      716,326            1
59 T1 2402170 913  DANNY LI   3155 EL SEGUNDO BLV   LYNWOOD        CA 90262   20 RS      716,332            1
60 T2 2402354      M DUVIVIER 11934 EUCALYPTUS AV   HAWTHORNE      CA 90250    5 RS      294,982  10/01/93  1           0     12,724
61 T2 2403234      PSNIJJAR   1660E KINGSLEY AVE    POMONA         CA 91767   10 RS      329,540  01/01/94  1           0          0
62 T2 2403258      PSNIJJAR   990W 9TH ST           POMONA         CA 91766   23 RS      978,197  12/01/93  1           0     18,043
63 T2 2403364  13  HHCOINC    1633 STANLEY AVE AN   LONG BEACH     CA 90804   12 RS      693,299            1
64 T1 2403920 860  JDTSTE     599  601 E HYDE PK P  INGLEWOOD      CA 90302    8 RS      385,336            1
65 T2 2404183 955  MASHERWOOD 66384 & 66396 2ND ST  DESERT HOT SPR CA 92240   10 RS      209,534            1
66 T2 2404862      MCNGUYEN   668N "H" ST           SAN BERNARDIN  CA 92410   14 RS      327,740  12/01/93  1           0      1,320
67 T1 2404930 934  TSLEE      10146 REGATTA AVE     WHITTIER       CA 90604   14 RS      705,135            1
68 T2 2406097      B ZIMMERMA 14646 BLYTHE ST       VAN NUYS       CA 91402   28 RS      830,248  10/01/93  1           0          0
69 T1 2408208 890  P SIQUEIRO 627 KARESH AVE        POMONA         CA 91767    6 RS      201,460            1
70 T1 2408215 889  P SIQUEIRO 639 KARESH AVE        POMONA         CA 91767    6 RS      200,302            1
71 T1 2408376      JMROSEN    4427 WOODMAN AVE      SHERMAN OAKS   CA 91423   15 RS      777,287  04/01/94  1           0      1,076
72 T2 2413729      F KHALILI  14639 FRIAR ST        VAN NUYS       CA 91411    8 RS      576,283  11/01/93  1           0          0
73 T1 2414166 762             1826 PACIFIC AVENUE   LONG BEACH     CA 90813   15 RS      344,236
74 T2 2414630      MTSUEHIRO  2255 ORANGE ST        SAN BERNARDIN  CA 92346   14 RS      409,451  12/01/93  1           0          0
75 T1 2415275 871  RRRANGEL   6330 ARBUTUS ST       HUNTINGTON PA  CA 90255    7 RS      360,786            1
76 T1 2415435 910  D ICHIKAWA 1600 1514 E 10TH ST   LONG BEACH     CA 90613    8 RS      308,738            1
77 T1 2416841 872  G BRUBAKER 6930 SIMPSON AVE      NORTH HOLLYWO  CA 91605    8 RS      310,232            1
78 T2 2418793      S PANAT    920 930 STILLMAN AV   REDLANDS       CA 92373   20 RS      803,140  12/01/93  1           0          0
79 T2 2419024 965  M SAVLOV   6515 VICTORIA AVE     LOS ANGELES    CA 90043    8 RS      429,595            1
80 T1 2423177      RPLIMITED  517S RAMPART BLVD     LOS ANGELES    CA 90057   35 RS      786,851  02/01/94  1           0      4,969
81 T1 2426213 857  GF89       1122W 156TH ST        GARDENA        CA 90247    6 RS      635,130            1
82 T1 2431338 902  EJLORENZ   165E MARKET ST        LONG BEACH     CA 90805    8 RS      399,037            1
83 T2 2431994      DSSTAIRS   9010 9018 PAINTER AV  WHITTIER       CA 90602    5 RS      278,391  06/01/94  1           0          0
84 T1 2436227 996  FJBECKER   315 319 N BRAND BLV   SAN FERNANDO   CA 91340   12 RS      350,571            1
85 T2 2437008      DSSTAIRS   13926 RAMHURST DR     LA MIRADA      CA 90638   27 RS    1,090,821  11/01/93  1           0        110
86 T1 2439240 844  WGOCONNOR  626 632 LINDEN AVE    LONG BEACH     CA 90802    9 RS      385,788            1
87 T1 2444785 877  DAFITCH    1873 PUMALO STREET    SAN BERNARDIN  CA 92404   12 RS      372,932            1
88 T1 2447944      AMARGUELLO 2806 2816 1/2 W BLVD  LOS ANGELES    CA 90016   20 RS      583,127  07/01/92  1           0     14,250
89 T1 2448732 939  KFTRUST    946 950 W BCH AVE     INGLEWOOD      CA 90302   18 RS      963,357            1
90 T1 2449841      CHSNYDER   205W TICHENOR ST      COMPTON        CA 90220    6 RS      231,929  01/01/94  1           0        985
91 T2 2452243      JDTSTE     2121 MARVIN AVE       LOS ANGELES    CA 90016    8 RS      344,823  12/01/93  1           0      9,246
92 T2 2456634      RUBIN FA   12254 BURBANK BLVD    NORTH HOLLYWO  CA 91607   30 RS    1,183,474  11/01/93  1           0          0
93 T2 2481128      JJRODRIGUE 5701 CORBETT ST       LOS ANGELES    CA 90016   16 RS      588,441  02/06/94  1           0          0
      -------                                                                          ---------                              ------
           93                                                                         55,024,443                             353,454



               Current     Monthly   Original                  ARM/
   Suspense   Intrst Rt   P&I Pymt   Ln Amnt    Maturity Dt    Fixed   %FFB
   --------   ---------   --------   --------   -----------    -----   ----
49        0     6.31%        1,159     170,000   04/01/2005     ARM    100%
50                                                                     100%
51        0     6.31%        3,849     564,000   04/01/2020     ARM    100%
52        0     6.31%        6,823   1,000,000   04/01/2005     ARM    100%
53                                                                     100%
54        0     6.31%        1,570     232,500   05/01/2005     ARM    100%
55                                                                     100%
56                                                                     100%
57                                                                     100%
58                                                                     100%
59                                                                     100%
60        0     6.11%        1,966     303,700   07/01/2020     ARM    100%
61    8,451     6.11%        2,205     337,500   07/01/2020     ARM    100%
62   31,540     6.11%        6,600   1,000,000   06/01/2020     ARM    100%
63                                                                     100%
64                                                                     100%
65                                                                     100%
66    5,046     6.11%        2,294     355,000   08/01/2020     ARM    100%
67                                                                     100%
68        0     6.11%        5,533     847,000   07/01/2020     ARM    100%
69                                                                     100%
70                                                                     100%
71        0     6.11%        5,178     800,000   08/01/2020     ARM    100%
72    7,528     6.25%        4,222     590,000   11/01/2020     ARM    100%
73                                                                     100%
74        0     6.13%        2,690     416,250   09/01/2020     ARM    100%
75                                                                     100%
76                                                                     100%
77                                                                     100%
78    3,111     6.13%        5,207     825,000   10/01/2020     ARM    100%
79                                                                     100%
80   14,674     6.25%        4,180     805,000   12/01/2005     ARM    100%
81                                                                     100%
82                                                                     100%
83        0     6.13%        1,785     288,675   03/01/2021     ARM    100%
84                                                                     100%
85        0     6.13%        7,382   1,120,000   03/01/2021     ARM    100%
86                                                                     100%
87                                                                     100%
88        0     6.13%        4,602     585,000   08/01/2006     ARM    100%
89                                                                     100%
90       39     6.13%        1,528     238,000   07/01/2006     ARM    100%
91        0     6.13%        2,236     357,000   09/01/2006     ARM    100%
92    5,104     6.13%        7,657   1,215,000   10/01/2006     ARM    100%
93   10,691     8.75%        4,681     595,000   07/06/2002     ARM    100%
    -------
    361,420

                                Schedule 1.01-C
                                ---------------

                      Pending Loan Modifications Schedule













                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

                           SPECIAL ASSETS DEPARTMENT
                                    TELSTAR
                                   APPROVED
                         MODIFICATION TRACKING REPORT


                                 June 28, 1994


- - ----------------------------------------------------------------------------------------------------------------
LOAN/BORROWER           DATE          APPROVAL TERMS               APPROXIMATE                COMMENTS
                      APPROVED &                                    LOAN BALANCE
                        CLOSED
- - ----------------------------------------------------------------------------------------------------------------
2408376 Rossen          5/4/94      3 months capitalization;      Gross         777,287    Closed
                                    12 months interest only       Net           777,287
                                                                  New Ln. Amt.  792,822
                                                                  Loss/Gain         0
- - ----------------------------------------------------------------------------------------------------------------
2537007                             Mr. Smith has offered to      Gross         210,000    Awaiting Approval
New American Business               purchase loan for $210,000    Net           210,000
                                                                  New Ln. Amt.      0
                                                                  Loss/Gain     210,000
- - ----------------------------------------------------------------------------------------------------------------


                                Schedule 1.01-D
                                ---------------

                             REO Property Schedule

      [This schedule has been integrated into the Mortgage Loan Schedule]















                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

                              Schedule 2.04(viii)
                              -------------------

                            Construction Contracts

            None.














                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

                             Schedule 2.07(a)(ii)
                             --------------------

                             Earthquake Deferrals














                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

EARTHQUAKE SCHEDULE
                          Earthquake info as of the 6/15/94 loan tape
                          "Status" is as of 6/30/94

Telstar
                                                                                      Pymt Def  Pymt Def  Pymt Def  Pymt Def
     Cal. Loan #  Name    Offcr  Status                  Closed Dt  Pymit Deferred    #Mnths    Pri.Amnt  Int.Amnt  Total Amnt
   1 T1  2408376 JMROSEN   EA   Signed Agreement                                           0
   2 T1  2423177 RPLIMITED EA   Signed Agreement                                           0
                 2                                                                          ------------------------------------
                                                                                                                 0






                                                                                                  Advanc    #Mnths
                                                                    Int Capzn  Int Only   Advanc   Term     Allowed    1st Pymt
                                                                       #Mnths  #Mnths     Amount   #Mnths   to repay     Due
                                                                            3       12      7 500       24        0    07/01/94
                                                                            3       12          0        0        0    05/01/94
                                                                                            -----
                                                                                            7 500

                               Schedule 3.01(iv)
                               -----------------

                                  Litigation

       The Seller has been sued by several of its adjustable rate mortgage ("ARM") borrowers who have contended that the Seller miscalculated interest rate adjustments because of a 30 or 60 day delay in the recognition of downward movements in the Eleventh District Cost of Funds Index. A 60 day delay, which was not specifically provided for in the related promissory note, was attributable to the need to give borrowers at least 30 days' notice before the effective date of any interest rate change, and the fact that, since the notes are paid in arrears, the first payment amount affected by the interest rate change is due approximately 30 days after such change becomes effective, thus resulting in an index review and notice date approximately 60 days before the payment amount changes. The Seller contends that its consistent use of interest rate adjustment notices constitutes a course of dealing which clarifies any omission or ambiguity in the ARM promissory note. Also, the promissory notes related to residential loans secured by one to four unit properties must be interpreted in accordance with applicable federal regulations that require 30 days' notice of a change in interest rates.

       Although no Mortgage Loans under the Agreement are currently the subject of a lawsuit as described above, certain of the Mortgage Loans had interest rate adjustments made in the same manner as described above, and the Seller has received letters from a loan auditor contending that certain of the Mortgagors have overpaid interest because of the manner in which such interest rate adjustments were made. The following describes the status of current litigation involving loans that are not Mortgage Loans, but which have similar interest rate adjustment provisions to certain of the Mortgage Loans:

       1.  HUBBARD V. FIDELITY FEDERAL BANK Civil No. 92-3939 MRP.  Fidelity
           --------------------------------
Federal Bank ("Fidelity") is a defendant in a purported class action on file in the United States District Court for the Central District of California alleging violation of the Truth In Lending Act and breach of contract and negligence.
The case arises out of the alleged miscalculation of adjustments to the applicable interest rate of an adjustable rate mortgage loan. The complaint seeks compensatory damages and attorneys' fees in an unspecified amount relating to alleged class-wide over-charges. On February 8, 1993, plaintiff Hubbard filed a First Amended Class Action Complaint which added plaintiff Earle S. Humphreys and Nicette M. Humphreys as class representatives and also new claims for fraud and negligent misrepresentation. Defendant Fidelity had already filed a motion for summary judgment which the Court treated as applicable to the First Amended Complaint. On June 7, 1993, the Court issued a decision granting defendant's motion for summary judgment on the grounds that plaintiffs had failed to demonstrate the existence of a genuine issue of fact as to their claims for breach of contract, negligence, fraud, and negligent misrepresentation. Furthermore, the Court concluded that plaintiffs Truth-In-Lending Act claimed were barred by the Statute of Limitations. On July 7, 1993, plaintiffs filed a Notice of Appeal. The matter is now pending before the Court of Appeals for the Ninth Circuit and the transcript on appeal is still in the process of being prepared.

       2. OCEANSIDE 84, LTD V. FIDELITY FEDERAL BANK, Case No. BCO83318-Los
          ------------------------------------------
Angeles Superior Court. Fidelity Federal Bank ("Fidelity") is a defendant in a purported class action on file in the Superior Court of the State of California, County of Los Angeles, alleging breach of contract and unfair trade practices arising out of its adjustment of adjustable rate mortgages. The Complaint seeks compensatory damages



                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------
and attorneys' fees in an unspecified amount relating to alleged class-wide overcharges due to the use of a "look back period" for the calculation of interest rate adjustments. Fidelity's motion for summary judgment was granted for the unfair competition claim and denied on the breach of contract claim because of the Court's perception of triable issues of fact relating to custom and usage. The total damage claim amounts to slightly over $15,000.

       3.  WEBER, ET AL V. FIDELITY FEDERAL BANK, Case No. BCO94073, Los Angeles
           -------------------------------------
Superior Court. On November 30, 1993, an action was filed against Fidelity Federal Bank ("Fidelity") in the Los Angeles Superior Court for breach of contract, declaratory relief and fraud arising out of the manner in which Fidelity calculated interest rate adjustments on a group of 41 separate non-owner occupied/residential adjustable rate loans. The complaint was answered on January 26, 1994. It is Fidelity's present plan to file a motion for summary
judgment similar to the one in the Oceanside 84 case described above.   The
                                   ------------
damage claims on the individual loans average about $3,000, but will be subject to set-offs for adjustments in rising interest markets.

       4. SMALL CLAIMS. Fidelity has been sued in 21 separate small claims matters by individual ARM borrowers. Each of the matters has been filed in the Municipal Court for Santa Clara County and have been prompted by the actions of a single loan auditing firm which has contacted Fidelity's borrowers in the Bay Area. Most, if not all, of the claims are for less than $2,000. Judgments have been entered against Fidelity in 5 of the matters. One of the small claims has been settled and one will be tried de novo on appeal as a test case in October.
                                   -- ----

       The description appearing on this Schedule 3.01(iv) are for the sole purpose of identifying to the Purchaser possible claims or contentions of which the Seller is aware that may be made with respect to Mortgage Loans. The Seller makes no representation regarding the merit or lack of merit of any such claim or contention and such descriptions are not and shall not be deemed to be an admission of any fact or liability with respect to the matters described thereby.







                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

                                Exhibit 1.01-A
                                --------------

                                    Form of
                  Assignment of Intangible Personal Property

                      ASSIGNMENT OF GENERAL INTANGIBLES,
                             LICENSES AND PERMITS
                      ----------------------------------

       THIS ASSIGNMENT OF GENERAL INTANGIBLES, LICENSES AND PERMITS ("Assignment") is made as of the ___ day of __________, 1994, by and between Fidelity Federal Bank, a Federal Savings Bank ("Assignor"), and ______________, a _____________ ("Assignee").

       A. Contemporaneously with the execution and delivery of this Assignment, Assignor has sold and conveyed to Assignee certain real property and improvements located thereon, if any (collectively, "Property"), pursuant to that certain Loan and REO Purchase Agreement dated July 21, 1994 between Assignor and Assignee (the "Purchase Agreement").

       B. It is a condition to the consummation of the transactions contemplated by the Purchase Agreement that Assignor and Assignee enter into this Assignment.

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

       1.   Recitals.  The foregoing recitals are hereby incorporated herein by
            --------
reference as if fully set forth at this point in the text of this Assignment.

       2.   Transfer and Assignment.  Assignor does hereby sell, transfer,
            -----------------------
assign, deliver, grant and convey unto Assignee, its successors and assigns, all of Assignor's right, title and interest in, to and under the following property and rights (collectively, "Assigned Items"), all of which are located in or about, pertain to or are related to the Property:

          (a) All surveys, site plans, engineering, architectural, structural, electrical, mechanical and other plans, specifications, drawings, if any, and all other documentation of any type relating to the construction, maintenance and/or operation of the Property.

          (b) To the extent assignable without the consent of any third party, all warranties and guarantees, if any, from any and all parties in connection with the construction, maintenance and operation of the Property, or in connection with any fixtures or equipment located on the Property.

          (c) To the extent legally assignable, all licenses, permits, authorizations, approvals, registrations, certificates of occupancy and like authorizations issued by any governmental authority, federal, state or local, in connection with the Property.




                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

            (d) All trade names, trademarks, service marks and logos.

            (e) All uncollected insurance claims, insurance proceeds and condemnation claims and awards.

            (f) All rights, privileges and entitlements relating to the operation, use or development of the Property.

       3.   Headings.  The headings used in this Assignment are for purposes of
            --------
convenience only and shall not be used in construing the provisions hereof.

       4.   Covenant Of Further Assurances.  The parties hereto agree to execute
            ------------------------------
such other documents and perform such other acts as may be reasonably necessary or desirable to carry out the purposes of this Assignment.


       6.   Governing Law.  This Assignment shall be governed by and construed
            -------------
in accordance with the laws of the State of California.


       7.   Severability.  The provisions of this Assignment shall be deemed
            ------------
severable, and the invalidity or unenforceability of any one or more of the provisions hereof shall not affect the validity or enforceability of the other provisions hereof.

       IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed as of the day and year first above written.

                                             ASSIGNOR:
                                             --------

                                             FIDELITY FEDERAL BANK
                                             a Federal Savings Bank


                                             By:    ___________________________
                                             Name:  ___________________________
                                             Title: ___________________________

                                             ASSIGNEE:
                                             --------
                                             _________________________________,
                                             a ________________________________


                                             By:    ___________________________
                                             Name:  ___________________________
                                             Title: ___________________________







                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

                                   Exhibit A
                                   ---------

                          [PROPERTY NAME AND ADDRESS]





        [Fidelity will attach an Exhibit A page for each REO Property]







                  Loan and REO Purchase Agreement (Secondary)
                  ------------------------------------------

                                Exhibit 1.01-B
                                --------------

                                    Form of
                                 Bill of Sale

                                 BILL OF SALE
                                 ------------

       For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Fidelity Federal Bank, a Federal Savings Bank ("Seller"), does hereby sell and deliver unto ___________________________ ("Buyer"), all of Seller's right, title and interest in all of the tools, equipment, supplies, inventory, fixtures, appliances, signage, vehicles, goods, machinery, hardware, materials and equipment not deemed or constituting realty, as well as all furniture, furnishings, and all other like items of personal property which as of the date hereof are located on or used exclusively in connection with the real property described on Exhibit 1 attached hereto, but expressly not including any personal property that may belong to any tenant or property manager of such real property.

       IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of this ____ day of _________________, 1994.


                                       SELLER:

                                       FIDELITY FEDERAL BANK,
                                       a Federal Savings Bank


                                       By: ______________________________
                                       Its:______________________________






                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------

                                   Exhibit 1
                                   ---------

                               Legal Description















        [Fidelity will attach a legal description of each REO Property]


                  Loan and REO Purchase Agreement (Secondary)
                  -------------------------------------------